Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-130536

________________________________________

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a “when, as and if issued” basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the “Automatic Termination”). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

MBS New Issue Term Sheet

Mortgage Pass-Through Certificates, Series 2006-I

$975,124,000 (approximate) Shifting Interest Certificates

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 5-A-1, 5-A-2, 5-A-3, 5-A-4, I-B-1, I-B-2, I-B-3, I-B-4, II-B-1, II-B-2 and II-B-3

(Offered Certificates)

Banc of America Funding Corporation

Depositor

Bank of America, National Association

Sponsor

Wells Fargo Bank, N.A.

Securities Administrator and Master Servicer

U.S. Bank National Association

Trustee and Custodian

November 15, 2006

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

$975,124,000 (approximate) Shifting Interest Certificates

DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Shifting Interest Certificates

To Roll (1)
Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB (mos)	Delay Days	Expected Ratings
Shifting Interest Offered Certificates							S&P	Fitch	Moody’s
1-A-1	$421,393,000	Variable – Pass-Through – Super Senior (3)	1.91	1-54	54	19	AAA	AAA	Aaa
1-A-2	$34,648,000	Variable – Pass-Through – Super Senior Support (3)	1.91	1-54	54	19	AAA	AAA	Aaa
2-A-1	$277,473,000	Variable – Pass-Through – Super Senior (4)	2.62	1-75	75	19	AAA	AAA	Aaa
2-A-2	$22,815,000	Variable – Pass-Through – Super Senior Support (4)	2.62	1-75	75	19	AAA	AAA	Aaa
3-A-1	$47,480,000	Variable – Pass-Through – Super Senior (5)	2.55	1-60	60	19	AAA	AAA	NR
3-A-2	$2,492,000	Variable – Pass-Through – Super Senior Support (5)	2.55	1-60	60	19	AAA	AAA	NR
4-A-1	$64,234,000	Variable – Pass-Through – Senior (6)	2.88	1-84	84	19	AAA	AAA	NR
5-A-1	$58,366,000	Variable – Sequential Pay – Super Senior (7)	1.80	1-57	57	19	AAA	AAA	NR
5-A-2	$18,485,000	Variable – Sequential Pay – Super Senior (8)	7.40	57-120	120	19	AAA	AAA	NR
5-A-3	$18,485,000	Fixed - Interest Only (9)	7.40	N/A	N/A	19	AAA	AAA	NR
5-A-4	$4,034,000	Variable – Pass-Through – Super Senior Support (7)	3.15	1-120	120	19	AAA	AAA	NR
I-B-1	$8,930,000	Subordinate (10)	3.64	1-75	75	19	AA	AA	Aa2
I-B-2	$4,271,000	Subordinate (10)	3.64	1-75	75	19	A	A	A2
I-B-3	$1,165,000	Subordinate (10)	3.64	1-75	75	19	BBB+	BBB+	Baa1
I-B-4	$1,553,000	Subordinate (10)	3.64	1-75	75	19	NR	BBB	Baa2
II-B-1	$5,122,000	Subordinate (11)	5.15	1 - 120	120	19	NR	AA	NR
II-B-2	$1,537,000	Subordinate (11)	5.15	1 - 120	120	19	NR	A	NR
II-B-3	$1,126,000	Subordinate (11)	5.15	1 - 120	120	19	NR	BBB	NR
Shifting Interest Certificates Not Offered Hereunder
I-B-5	$1,553,000	Information Not Provided Herein
I-B-6	$1,553,000
I-B-7	$1,165,013
II-B-4	$819,000
II-B-5	$512,000
II-B-6	$615,401
1-A-R	$100

(1)

Assumes any outstanding principal balance on the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates will be paid in full on the Distribution Date occurring in the month of May 2011, February 2013, November 2011, November 2013 and November 2016, respectively.

(2)	Class sizes are subject to change.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

3

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Shifting Interest Certificates

(3)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)

For each Distribution Date occurring prior to and including the Distribution Date in October 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately 0.377540%.  For each Distribution Date occurring on and after the Distribution Date in November 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)

For each Distribution Date occurring prior to and including the Distribution Date in October 2016, interest will accrue on these certificates at a rate equal to approximately 0.377540%.  No interest will accrue on these certificates on or after the Distribution Date in November 2016.

(10)

Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group in Loan Pool I) of the Net Mortgage Interest Rates of the Pool I Mortgage Loans (based on the Stated Principal Balances of the Pool I Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11)

Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group in Loan Pool II) of the Net Mortgage Interest Rates of the Pool II Mortgage Loans (based on the Stated Principal Balances of the Pool II Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

4

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Shifting Interest Certificates

To Maturity
Class	Approx. Size (1)	Interest – Principal Type	Est. WAL @ 25% CPR (yrs)	Est. Prin. Window @ 25% CPR (mos))	Expected Final Maturity (mos) (2)	Delay Days	Expected Ratings
Shifting Interest Offered Certificates							S&P	Fitch	Moody’s
1-A-1	$421,393,000	Variable – Pass-Through – Super Senior (3)	3.30	1-354	355	19	AAA	AAA	Aaa
1-A-2	$34,648,000	Variable – Pass-Through – Super Senior Support (3)	3.30	1-354	355	19	AAA	AAA	Aaa
2-A-1	$277,473,000	Variable – Pass-Through – Super Senior (4)	3.34	1-351	352	19	AAA	AAA	Aaa
2-A-2	$22,815,000	Variable – Pass-Through – Super Senior Support (4)	3.34	1-351	352	19	AAA	AAA	Aaa
3-A-1	$47,480,000	Variable – Pass-Through – Super Senior (5)	3.30	1-479	480	19	AAA	AAA	NR
3-A-2	$2,492,000	Variable – Pass-Through – Super Senior Support (5)	3.30	1-479	480	19	AAA	AAA	NR
4-A-1	$64,234,000	Variable – Pass-Through – Senior (6)	3.29	1-480	481	19	AAA	AAA	NR
5-A-1	$58,366,000	Variable – Sequential Pay – Super Senior (7)	1.80	1-57	327	19	AAA	AAA	NR
5-A-2	$18,485,000	Variable – Sequential Pay – Super Senior (8)	8.10	57-479	479	19	AAA	AAA	NR
5-A-3	$18,485,000	Fixed - Interest Only (9)	7.40	N/A	N/A	19	AAA	AAA	NR
5-A-4	$4,034,000	Variable – Pass-Through – Super Senior Support (7)	3.32	1-479	479	19	AAA	AAA	NR
I-B-1	$8,930,000	Subordinate (10)	5.96	1-354	355	19	AA	AA	Aa2
I-B-2	$4,271,000	Subordinate (10)	5.96	1-354	355	19	A	A	A2
I-B-3	$1,165,000	Subordinate (10)	5.96	1-354	355	19	BBB+	BBB+	Baa1
I-B-4	$1,553,000	Subordinate (10)	5.96	1-354	355	19	NR	BBB	Baa2
II-B-1	$5,122,000	Subordinate (11)	6.07	1 - 480	481	19	NR	AA	NR
II-B-2	$1,537,000	Subordinate (11)	6.07	1 - 480	481	19	NR	A	NR
II-B-3	$1,126,000	Subordinate (11)	6.07	1 - 480	481	19	NR	BBB	NR
Shifting Interest Certificates Not Offered Hereunder
I-B-5	$1,553,000	Information Not Provided Herein
I-B-6	$1,553,000
I-B-7	$1,165,013
II-B-4	$819,000
II-B-5	$512,000
II-B-6	$615,401
1-A-R	$100

(1)	Class sizes are subject to change.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

5

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Shifting Interest Certificates

(2)

Expected Final Maturity, except in the case of the Class 5-A-1, Class 5-A-2 and Class 5-A-4 Certificates, is calculated based on the maturity date of the latest maturing loan for each Shifting Interest Loan Group. Expected Final Maturity of the Class 5-A-1, Class 5-A-2 and Class 5-A-4 Certificates is calculated assuming 0% CPR.

(3)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)

For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)

For each Distribution Date occurring prior to and including the Distribution Date in October 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately 0.377540%.  For each Distribution Date occurring on and after the Distribution Date in November 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)

For each Distribution Date occurring prior to and including the Distribution Date October 2016, interest will accrue on these certificates at a rate equal to approximately 0.377540%.  No interest will accrue on these certificates on or after the Distribution Date in November 2016.

(10)

Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group in Pool I) of the Net Mortgage Interest Rates of the Pool I Mortgage Loans (based on the Stated Principal Balances of the Pool I Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11)

Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group in Pool II) of the Net Mortgage Interest Rates of the Pool II Mortgage Loans (based on the Stated Principal Balances of the Pool II Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

6

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Transaction	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-I

Issuing Entity	Banc of America Funding 2006-I Trust

Underwriter	Banc of America Securities LLC

Master Servicer	Wells Fargo Bank, N.A.

Servicers and Originators	ABN AMRO Mortgage Group, Bank of America, National Association, National City Mortgage Co., PHH Mortgage Corporation and Wells Fargo Bank, N.A.

Sponsor	Bank of America, National Association

Depositor	Banc of America Funding Corporation

Securities Administrator	Wells Fargo Bank, N.A.

Trustee and Custodian	U.S. Bank National Association

Rating Agencies	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Fitch Ratings and Moody’s Investors Service, Inc.

Total Transaction Size	$1,536,754,515 (+/- 5%)

Total Offered Hereby	$975,124,000 (+/- 5%)

Securities Offered Hereby
(the “Offered Certificates”)	$421,393,000 Class 1-A-1 Certificates
$34,648,000 Class 1-A-2 Certificates
$277,473,000 Class 2-A-1 Certificates
$22,815,000 Class 2-A-2 Certificates
$47,480,000 Class 3-A-1 Certificates
$2,492,000 Class 3-A-2 Certificates
$64,234,000 Class 4-A-1 Certificates
$58,366,000 Class 5-A-1 Certificates
$18,485,000 Class 5-A-2 Certificates
$18,485,000 Class 5-A-3 Certificates
$4,034,000 Class 5-A-4 Certificates
$8,930,000 Class I-B-1 Certificates
$4,271,000 Class I-B-2 Certificates
$1,165,000 Class I-B-3 Certificates
$1,553,000 Class I-B-4 Certificates
$5,122,000 Class II-B-1 Certificates
$1,537,000 Class II-B-2 Certificates
$1,126,000 Class II-B-3 Certificates

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

7

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

The Shifting Interest Mortgage Pool

Consists of adjustable rate, conventional, fully amortizing mortgage loans (the “Shifting Interest Mortgage Loans”) secured by first liens on one- to four-family properties. All of the Shifting Interest Mortgage Loans were originated or acquired by ABN AMRO Mortgage Group, Inc., Bank of America, National Association, PHH Mortgage Corporation, National City Mortgage Co. or Wells Fargo Bank, N.A.

Group 1 Mortgage Loans

5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Group 1 Mortgage Loans have a variable interest rate. Approximately 78.75% of the Group 1 Mortgage Loans require only payments of interest until the 60th, 61st or 121st payment. See the collateral appendix for a more in-depth description. Approximately 83.65% of the Group 1 Mortgage Loans were originated by and are serviced by PHH Mortgage Corporation. Approximately 10.98% of the Group 1 Mortgage Loans were originated by and are serviced by National City Mortgage Co. Approximately 3.94% of the Group 1 Mortgage Loans were originated by and are serviced by Wells Fargo Bank, N.A. Approximately 1.43% of the Group 1 Mortgage Loans were originated by and are serviced by ABN AMRO Mortgage Group, Inc.

Group 2 Mortgage Loans

7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Group 2 Mortgage Loans have a variable interest rate. Approximately 82.69% of the Group 2 Mortgage Loans require only payments of interest until the 85th or 121st payment. See the collateral appendix for a more in-depth description. Approximately 99.41% of the Group 2 Mortgage Loans were originated by and are serviced by PHH Mortgage Corporation. Approximately 0.59% of the Group 2 Mortgage Loans were originated by and are serviced by National City Mortgage Co.

Group 3 Mortgage Loans

5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Group 3 Mortgage Loans have a variable interest rate. Approximately 93.73% of the Group 3 Mortgage Loans require only payments of interest until the 61st payment. See the collateral appendix for a more in-depth description. All of the Group 3 Mortgage Loans were originated by and are serviced by Bank of America, National Association.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

8

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Group 4 Mortgage Loans

7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Group 4 Mortgage Loans have a variable interest rate. Approximately 64.68% of the Group 4 Mortgage Loans require only payments of interest until the 85th payment. See the collateral appendix for a more in-depth description. All of the Group 4 Mortgage Loans were originated by and are serviced by Bank of America, National Association.

Group 5 Mortgage Loans

10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 5 Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Group 5 Mortgage Loans have a variable interest rate. Approximately 83.74% of the Group 5 Mortgage Loans require only payments of interest until the 121st payment. See the collateral appendix for a more in-depth description. All of the Group 5 Mortgage Loans were originated by and are serviced by Bank of America, National Association.

Pool I Mortgage Loans	The Group 1 Mortgage Loans and the Group 2 Mortgage Loans.

Pool II Mortgage Loans	The Group 3 Mortgage Loans, the Group 4 Mortgage Loans and the Group 5 Mortgage Loans.

Loan Group 1	The Group 1 Mortgage Loans.

Loan Group 2	The Group 2 Mortgage Loans.

Loan Group 3	The Group 3 Mortgage Loans.

Loan Group 4	The Group 4 Mortgage Loans.

Loan Group 5	The Group 5 Mortgage Loans.

Shifting Interest Loan Group	Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5

Loan Pool I	Loan Group 1 and Loan Group 2.

Loan Pool II	Loan Group 3, Loan Group 4 and Loan Group 5.

Shifting Interest Loan Pool	Either of Loan Pool I and Loan Pool II.

Expected Pricing Date	Week of November 13, 2006

Internal Closing Date	November 29, 2006

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

9

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Investor Settlement Date	November 30, 2006

Distribution Date	20th of each month, or the next succeeding business day (First Distribution Date: December 20, 2006)

Cut-off Date	November 1, 2006

Senior Shifting Interest Certificates	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 5-A-1, 5-A-2, 5-A-3 and 5-A-4 Certificates. The Class 1-A-R Certificate is not offered hereunder.

Subordinate Shifting Interest Certificates

Class I-B-1, I-B-2, I-B-3, I-B-4, I-B-5, I-B-6, I-B-7, II-B-1, II-B-2, II-B-3, II-B-4, II-B-5 and II-B-6 Certificates. The Class I-B-5, I-B-6, I-B-7, II-B-4, II-B-5 and II-B-6 Certificates are not offered hereunder.

Group 1	Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2	Class 2-A-1 and 2-A-2 Certificates

Group 3	Class 3-A-1 and 3-A-2 Certificates

Group 4	Class 4-A-1 Certificates

Group 5	Class 5-A-1, 5-A-2, 5-A-3 and 5-A-4 Certificates

Pool I	Group 1, Group 2 and Class I-B-1, I-B-2, I-B-3, I-B-4, I-B-5, I-B-6 and I-B-7 Certificates

Pool II	Group 3, Group 4, Group 5 and Class II-B-1, II-B-2, II-B-3, II-B-4, II-B-5 and II-B-6 Certificates

Pool	Either of Pool I or Pool II

Super Senior Shifting Interest Certificates	Class 1-A-1, 2-A-1, 3-A-1, 5-A-1 and 5-A-2 Certificates

Super Senior Support Shifting Interest
Certificates	Class 1-A-2, 2-A-2, 3-A-2 and 5-A-4 Certificates

Interest Only Shifting Interest Certificates	Class 5-A-3 Certificates

Day Count	30/360

Final Scheduled Distribution Date	With respect to Pool I, June 20, 2036. With respect to Pool II, December 20, 2046.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

10

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Prepayment Speed

25% CPB. CPB represents an assumed annual rate of principal prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. In addition, CPB assumes the outstanding principal of each mortgage loans will be prepaid in full at the end of its fixed-rate period. A prepayment assumption of 0% CPB assumes constant prepayment rates of 0% per annum until the initial rate adjustment date, a prepayment assumption of 15% CPB assumes constant prepayment rates of 15% per annum until the initial rate adjustment date, a prepayment rate of 25% CPB assumes constant prepayment rates of 25% per annum until the initial rate adjustment date and so forth.

Clearing	DTC, Clearstream and Euroclear

Denominations	Original Certificate Form	Minimum Denominations	Incremental Denominations
Senior Shifting Interest Certificates (other than Class 1-A-R and 5-A-3 Certificates)	Book Entry	$1,000	$1
Class 5-A-3 Certificates	Book Entry	$1,000,000 (notional)	$1
Class I-B-1, I-B-2, I-B-3, I-B-4 II-B-1, II-B-2 and II-B-3 Certificates	Book Entry	$25,000	$1
Determination Date	As set forth in the applicable servicing agreement.

Record Date	For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

SMMEA Eligibility	The Senior Shifting Interest Certificates and the Class I-B-1 and Class II-B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Tax Structure	For federal income tax purposes, one or more elections will be made to treat certain segregated portions of the Trust as one or more “real estate mortgage investment conduits” (each, a “REMIC”).

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

11

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Optional Termination Date

At its option, the Master Servicer may, subject to certain conditions, purchase all remaining Mortgage Loans in Loan Pool I and effect early retirement of the Shifting Interest Certificates of Pool I on any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans in Loan Pool I declines to 1% or less of the aggregate unpaid principal balance of such Mortgage Loans as of the Cut-off Date.

At its option, the Master Servicer may, subject to certain conditions, purchase all remaining Mortgage Loans in Loan Pool II and effect early retirement of the Shifting Interest Certificates of Pool II on any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans in Loan Pool II declines to 10% or less of the aggregate unpaid principal balance of such Mortgage Loans as of the Cut-off Date.

The Pooling Agreement

The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”) to be dated the Closing Date, among the Depositor, the Master Servicer, the Securities Administrator and the Trustee.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

12

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

ERISA Eligibility

A fiduciary or other person acting on behalf of any employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code or any federal, state or local law (“Similar Law”) which is similar to ERISA or the Code (collectively, a “Plan”) should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the “Exemption”) from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

The Exemption may cover the acquisition and holding of the Offered Certificates by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the mortgage pool.

Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

13

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Principal Distribution

Principal will be allocated to the Shifting Interest Certificates according to the Preliminary Priority of Distributions. The Senior Principal Distribution Amount for Loan Group 1 will generally be allocated first to the Class 1-A-R Certificate and then to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Loan Group 2 will generally be allocated to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Loan Group 3 will generally be allocated to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Loan Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Loan Group 5 will generally be allocated, concurrently, (x) approximately 95.0126723125%, sequentially, to the Class 5-A-1 Certificates and the Class 5-A-2 Certificates, in that order, until their class balances have been reduced to zero; and (y) approximately 4.9873276875% to the Class 5-A-4 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution Amount for a Shifting Interest Loan Group will generally be allocated to the related Subordinate Shifting Interest Certificates on a pro rata basis but will be distributed sequentially in accordance with their numerical class designations. The Senior Shifting Interest Certificates of each Group are cross-collateralized with the Senior Shifting Interest Certificates of the other Groups in the same Pool. This means that after the class balances of the Senior Shifting Interest Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Shifting Interest Certificates of the related Pool may be paid to the Senior Shifting Interest Certificates of the other Groups in such Pool. (Please see the “Preliminary Priority of Distributions” section below and “Description of the Certificates—Cross Collateralization” in the Disclosure Supplement.)

Shifting Interest in Prepayments

Additional credit enhancement is provided by the allocation, subject to certain exceptions, of all principal prepayments and certain liquidation proceeds on the Mortgage Loans in a Shifting Interest Loan Group to reduce the aggregate class balance of the Senior Shifting Interest Certificates of the related Group during the first seven years after the closing date. In addition, a reduced, but still disproportionately large, allocation of these principal collections will be distributed to reduce the aggregate class balance of those Senior Shifting Interest Certificates during the eighth through eleventh years following the closing date. The disproportionate allocation of prepayments and certain liquidation proceeds on the Mortgage Loans in a Shifting Interest Loan Group will accelerate the amortization of the Senior Shifting Interest Certificates of the related Group relative to the amortization of the Subordinate Shifting Interest Certificates of the related Pool. As a result, it is more likely that the credit support percentage for the Senior Shifting Interest Certificates will be maintained and may be increased during the first eleven years. (Please see the “Senior Prepayment Percentage” section below.)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

14

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Interest Accrual

Interest will accrue on the Offered Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on November 1, 2006. Interest that accrues on each class of Offered Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balance or notional amount thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The amount of interest that will accrue on your Certificates during each interest accrual period is equal to:

(a) one-twelfth of the pass-through rate for your class multiplied by the class balance or notional amount of your Certificate on the Distribution Date, minus

(b) the amount allocated to your class of certain interest shortfalls arising from the timing of prepayments on the Shifting Interest Mortgage Loans, interest limitations applicable to certain military or similar personnel and interest losses allocated to your class. (See the Disclosure Supplement for a more detailed description.)

Servicing Fee

The Servicing Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The Servicing Fees will accrue on the Stated Principal Balance of each Shifting Interest Mortgage Loan at a rate (the “Servicing Fee Rate”) (i) ranging from to 0.25% to 0.75% per annum with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans (with a weighted average Servicing Fee Rate of 0.3177% for the Group 1 Mortgage Loans and 0.3605% for the Group 2 Mortgage Loans) or (ii) equal to 0.25% per annum with respect to the Group 3 Mortgage Loans, Group 4 Mortgage Loans and Group 5 Mortgage Loans.

Compensating Interest

On each Distribution Date, each Servicer will be obligated to pay an amount equal to the lesser of (i) the prepayment interest shortfall with respect to the Mortgage Loans serviced by such Servicer for such Distribution Date and (ii) other than with respect to National City Mortgage Co., the aggregate Servicing Fee payable to such Servicer for such Distribution Date. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, on the related Mortgage Loans.

Net Mortgage Interest Rate	As to any Shifting Interest Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Servicing Fee Rate.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

15

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Group Subordinate Amount

As to any Shifting Interest Loan Group and Distribution Date, the excess of the aggregate Stated Principal Balance of the Mortgage Loans in such Shifting Interest Loan Group outstanding on the due date in the month preceding the month of such Distribution Date over the aggregate class balance of the Senior Shifting Interest Certificates of the related Group immediately prior to such date.

Pool Distribution Amount

The Pool Distribution Amount for each Shifting Interest Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the applicable Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; (iv) any substitution adjustment payments or purchase prices in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the applicable Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement; and (v) any amounts required to be paid by the Originators or the Sponsor to the issuing entity during the prior calendar month with respect to the Mortgage Loans in such Loan Group as a result of a breach of certain representations and warranties regarding compliance with predatory or abusive lending laws (the “Reimbursement Amount”), net of any portion thereof used to reimburse any class of Shifting Interest Certificates that previously bore a loss as a result of such breach.

The Pool Distribution Amounts will not include any profit received by the applicable Servicer on the foreclosure of a Shifting Interest Mortgage Loan. Such amounts, if any, will be retained by such Servicer as additional servicing compensation.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

16

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Senior Percentage

The Senior Percentage for a Shifting Interest Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Senior Shifting Interest Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage	The Subordinate Percentage for a Shifting Interest Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage	The Subordinate Prepayment Percentage for a Shifting Interest Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Senior Prepayment Percentage	For the following Distribution Dates, will be as follows:

Distribution Date	Senior Prepayment Percentage

December 2006 through November 2013	100%;

December 2013 through November 2014	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;

December 2014 through November 2015	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;

December 2015 through November 2016	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;

December 2016 through November 2017	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;

December 2017 and thereafter	the applicable Senior Percentage;

provided, however,

(i)        if on any Distribution Date the sum of the class balances of the Senior Shifting Interest Certificates of a Pool divided by the aggregate principal balance of the related Mortgage Loans (with respect to each Pool, the “Total Senior Percentage”) exceeds such percentage

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

17

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Senior Prepayment Percentage (continued)

calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group in such Pool for such Distribution Date will equal 100%,

(ii)       if on any Distribution Date prior to the December 2009 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Shifting Interest Certificates of a Pool divided by the aggregate principal balance of the related Mortgage Loans (with respect to each Pool, the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group in such Pool for that Distribution Date will equal the applicable Senior Percentage for each Loan Group in such Pool plus 50% of the Subordinate Percentage for such Loan Group, and

(iii)      if on any Distribution Date on or after the December 2009 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage for a Pool is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group in such Pool for that Distribution Date will equal the Senior Percentage for such Loan Group.

No decrease will occur if certain delinquency and loss tests are not met. For a more complete description, please see the Disclosure Supplement.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

18

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Principal Amount

The Principal Amount for any Distribution Date and any Shifting Interest Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the applicable Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement) of each Mortgage Loan in such Loan Group that was repurchased and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the applicable Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement) in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreimbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount

The Senior Principal Distribution Amount for a Shifting Interest Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Subordinate Principal
Distribution Amount

The Subordinate Principal Distribution Amount for a Shifting Interest Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date. See the Disclosure Supplement for the allocation of the Subordinate Principal Distribution Amount among the related Subordinate Shifting Interest Certificates.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

19

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Summary of Terms

Fractional Interest

With respect to any Distribution Date and each class of Subordinate Shifting Interest Certificates, in connection with the allocation of the Subordinate Principal Distribution Amounts among the related Subordinate Shifting Interest Certificates, will equal (i) the aggregate of the class balances immediately prior to such Distribution Date of all classes of related Subordinate Shifting Interest Certificates that have higher numerical class designations than such class, divided by (ii) the Stated Principal Balances of the Mortgage Loans in the related Shifting Interest Loan Pool outstanding on the Due Date in the month preceding the month of such Distribution Date.

The approximate Fractional Interests for the Subordinate Shifting Interest Certificates on the Closing Date are expected to be as follows:

Class I-B-1............................................ 1.45%

Class I-B-2............................................ 0.90%

Class I-B-3............................................ 0.75%

Class I-B-4............................................ 0.55%

Class I-B-5............................................ 0.35%

Class I-B-6............................................ 0.15%

Class I-B-7............................................ 0.00%

Class II-B-1........................................... 2.25%

Class II-B-2........................................... 1.50%

Class II-B-3........................................... 0.95%

Class II-B-4........................................... 0.55%

Class II-B-5........................................... 0.30%

Class II-B-6........................................... 0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

20

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Credit Support

The Subordinate Shifting Interest Certificates of a Pool provide credit support for the Senior Shifting Interest Certificates of such Pool. In addition, under certain circumstances principal otherwise payable to the Subordinate Shifting Interest Certificates of a Pool will be paid to the Senior Shifting Interest Certificates of such Pool. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds with respect to Mortgage Loans of a Shifting Interest Loan Pool to the Senior Shifting Interest Certificates of the related Pool, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Shifting Interest Certificates of such Pool over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Senior Shifting Interest Certificates of a Pool relative to the amortization of the related Subordinate Shifting Interest Certificates. As a result, the credit support percentages for the Senior Shifting Interest Certificates should be maintained and may be increased during the first eleven years.

Subordination of Shifting Interest Certificates of Pool I

Priority of Payment	Senior Shifting Interest Certificates of Pool I Credit Support (2.60%)	Order of Loss Allocation
Class I-B-1 Credit Support (1.45%)
Class I-B-2 Credit Support (0.90%)
Class I-B-3 Credit Support (0.75%)
Class I-B-4 Credit Support (0.55%)
Class I-B-5 Credit Support (0.35%)
Class I-B-6 Credit Support (0.15%)
Class I-B-7 Credit Support (0.00%)

Subordination of Shifting Interest Certificates of Pool II

Priority of Payment	Senior Shifting Interest Certificates of Pool II Credit Support (4.75%)	Order of Loss Allocation
Class II-B-1 Credit Support (2.25%)
Class II-B-2 Credit Support (1.50%)
Class II-B-3 Credit Support (0.95%)
Class II-B-4 Credit Support (0.55%)
Class II-B-5 Credit Support (0.30%)
Class II-B-6 Credit Support (0.00%)

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

21

$975,124,000 (approximate) Shifting Interest Certificates

Preliminary Priority of Distributions

Distributions (i) to the Senior Shifting Interest Certificates in a Group will be made from the Pool Distribution Amount for the related Shifting Interest Loan Group and (ii) to the Subordinate Shifting Interest Certificates of a Pool will be made from the aggregate of the Pool Distribution Amounts for the related Shifting Interest Loan Groups on each Distribution Date, in the following order of priority:

Preliminary Priority of Distributions

First, to the related Senior Shifting Interest Certificates to pay Interest;

Second, to the related Senior Shifting Interest Certificates to pay Principal;

Third, sequentially, to each class of Subordinate Shifting Interest
Certificates in such Pool to pay Interest and then Principal in the order of numerical class designations, beginning with the Class I-B-1 or Class
II-B-1 Certificates; and

Fourth, to the Class 1-A-R Certificate, any remaining amounts.

For a copy of the Base Prospectus or a more detailed description of the Transaction Parties, Risk Factors, or other salient deal features please see the Disclosure Supplement.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the “Underwriter”) and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

22

______________________________________________________________

MBS New Issue Term Sheet – Collateral Appendix

Banc of America Funding Corporation

Depositor

Banc of America Funding 2006-I Trust

Issuing Entity

Mortgage Pass-Through Certificates, Series 2006-I

$975,124,000 (approximate) Shifting Interest Certificates

November 15, 2006

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Loan Group 1 Collateral Summary
Description of the Mortgage Loans

The Group 1 Mortgage Loans consist of Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 78.75% of the Group 1 Mortgage Loans require only the payment of interest until the 60th, 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year CMT and One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month LIBOR and One-Year LIBOR Indices are the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market, respectively, as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 7.970% to 13.000%. The effective minimum interest rate for substantially all of the Group 1 Mortgage Loans will be each Mortgage Loan’s Gross Margin.

Borrowers are permitted to prepay their Group 1 Mortgage Loans, in whole or in part, at any time without penalty.
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance	$468,214,712
Total Number of Loans	805
Average Loan Principal Balance	$581,633		$130,000 to $1,511,500
WA Gross Coupon	4.886%		2.970% to 6.000%
WA FICO	754		626 to 825
WA Original Term	360 months		300 to 360 months
WA Remaining Term	335 months		264 to 354 months
WA OLTV	71.66%		17.54% to 100.00%
WA DTI	35.61%		4.10% to 107.00%
WA Months to First Rate Adjustment Date	35 months		11 to 54 months
WA Gross Margin	2.198%		2.000% to 3.000%
WA Rate Ceiling	9.905%		7.970% to 13.00%
Geographic Concentration of Mortgaged Properties	CA	27.05%
(Top 5 States) based on the Aggregate Stated Principal	NJ	20.09%
Balance	VA	5.37%
	FL	5.29%
	IL	4.75%
Percentage of Mortgage Loans Covered by PMI Policies	1.29%
Percentage of Buydown Loans	0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	742	$431,206,830.53	92.10%	$581,141.28	753	71.79%
Second Home	54	31,746,290.91	6.78	587,894.28	770	70.03
Investor Property	9	5,261,590.37	1.12	584,621.15	739	70.36
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 1 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	675	$394,766,873.22	84.31%	$584,839.81	753	71.03%
Condominium	102	57,764,059.73	12.34	566,314.31	756	74.6
Townhouse	19	9,667,643.24	2.06	508,823.33	776	78.32
2-Family	6	4,016,190.21	0.86	669,365.04	735	75.17
3-Family	2	1,532,467.92	0.33	766,233.96	754	68.41
PUD	1	467,477.49	0.10	467,477.49	714	80.00
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

Mortgage Loan Purpose of the Group 1 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	520	$298,201,532.52	63.69%	$573,464.49	754	75.93%
Refinance-Cashout	147	89,364,515.33	19.09	607,921.87	752	64.88
Refinance-Rate/Term	138	80,648,663.96	17.22	584,410.61	755	63.38
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Geographical Distribution of the Mortgaged Properties of the Group 1 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	1	$552,929.96	0.12%	$552,929.96	757	70.00%
Arizona	13	8,025,722.47	1.71	617,363.27	758	71.96
California	209	126,670,851.50	27.05	606,080.63	759	71.53
Colorado	10	6,315,759.14	1.35	631,575.91	752	67.18
Connecticut	27	16,464,708.51	3.52	609,804.02	754	70.35
Delaware	1	438,400.00	0.09	438,400.00	743	25.79
Dist. of Columbia	8	4,431,590.75	0.95	553,948.84	774	65.61
Florida	39	24,765,198.82	5.29	635,005.10	759	68.61
Georgia	15	9,574,397.47	2.04	638,293.16	765	64.52
Idaho	3	1,443,581.36	0.31	481,193.79	742	59.23
Illinois	39	22,227,934.72	4.75	569,947.04	755	75.04
Indiana	6	3,048,637.09	0.65	508,106.18	766	75.89
Maine	1	443,066.69	0.09	443,066.69	692	80.00
Maryland	23	13,717,942.22	2.93	596,432.27	757	67.58
Massachusetts	25	14,177,891.23	3.03	567,115.65	747	76.50
Michigan	13	6,507,246.79	1.39	500,557.45	773	71.99
Minnesota	19	10,953,580.16	2.34	576,504.22	751	73.95
Missouri	8	4,631,234.86	0.99	578,904.36	713	62.51
Nebraska	2	800,900.09	0.17	400,450.05	699	83.89
Nevada	9	5,522,573.99	1.18	613,619.33	731	69.18
New Hampshire	3	2,023,901.71	0.43	674,633.90	761	65.55
New Jersey	166	94,048,120.93	20.09	566,554.95	750	71.37
New Mexico	3	1,450,599.25	0.31	483,533.08	767	64.84
New York	32	17,879,983.26	3.82	558,749.48	749	67.86
North Carolina	10	5,480,100.68	1.17	548,010.07	778	73.41
Ohio	10	5,164,834.37	1.10	516,483.44	760	78.86
Oregon	1	480,000.00	0.10	480,000.00	736	60.00
Pennsylvania	12	6,889,792.54	1.47	574,149.38	730	71.71
Rhode Island	6	3,282,840.35	0.70	547,140.06	767	77.52
South Carolina	6	3,580,303.78	0.76	596,717.30	740	65.88
Tennessee	2	1,013,613.88	0.22	506,806.94	782	70.48
Texas	23	13,458,345.69	2.87	585,145.46	746	80.95
Utah	1	784,000.00	0.17	784,000.00	749	80.00
Vermont	2	1,160,876.92	0.25	580,438.46	722	69.27
Virginia	47	25,151,911.18	5.37	535,147.05	752	77.5
Washington	9	5,064,449.09	1.08	562,716.57	754	71.05
Wisconsin	1	586,890.36	0.13	586,890.36	802	56.73
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, no more than approximately 0.92% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000.01 - 150,000.00	3	$404,636.61	0.09%	$134,878.87	737	89.13%
150,000.01 - 200,000.00	2	311,280.81	0.07	155,640.41	742	74.72
200,000.01 - 250,000.00	3	711,121.50	0.15	237,040.50	745	83.83
250,000.01 - 300,000.00	5	1,397,366.77	0.30	279,473.35	753	78.38
300,000.01 - 350,000.00	2	671,914.36	0.14	335,957.18	791	72.49
350,000.01 - 400,000.00	10	3,887,347.57	0.83	388,734.76	768	75.83
400,000.01 - 450,000.00	152	65,431,395.82	13.97	430,469.71	751	75.22
450,000.01 - 500,000.00	162	77,274,882.71	16.50	477,005.45	753	72.45
500,000.01 - 550,000.00	125	65,472,099.65	13.98	523,776.80	757	73.13
550,000.01 - 600,000.00	99	57,174,192.39	12.21	577,517.09	759	72.65
600,000.01 - 650,000.00	46	28,882,602.62	6.17	627,882.67	747	72.99
650,000.01 - 700,000.00	41	27,781,624.55	5.93	677,600.60	752	71.46
700,000.01 - 750,000.00	37	26,897,312.01	5.74	726,954.38	768	72.20
750,000.01 - 800,000.00	30	23,542,829.93	5.03	784,761.00	756	71.55
800,000.01 - 850,000.00	16	13,219,774.06	2.82	826,235.88	733	75.82
850,000.01 - 900,000.00	8	6,989,045.25	1.49	873,630.66	728	73.70
900,000.01 - 950,000.00	8	7,436,358.33	1.59	929,544.79	769	73.84
950,000.01 - 1,000,000.00	35	34,556,957.78	7.38	987,341.65	762	61.44
1,000,000.01 - 1,500,000.00	20	24,660,469.09	5.27	1,233,023.45	739	61.91
1,500,000.01 - 2,000,000.00	1	1,511,500.00	0.32	1,511,500.00	797	53.04
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $581,633.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

Original Loan-To- Value Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	3	$1,473,318.77	0.31%	$491,106.26	783	18.02%
20.01 - 25.00	7	5,334,268.03	1.14	762,038.29	724	23.23
25.01 - 30.00	6	3,250,059.90	0.69	541,676.65	773	26.99
30.01 - 35.00	7	5,155,590.53	1.10	736,512.93	764	32.27
35.01 - 40.00	7	4,235,019.83	0.90	605,002.83	758	38.49
40.01 - 45.00	5	3,379,279.29	0.72	675,855.86	760	43.75
45.01 - 50.00	20	13,827,400.10	2.95	691,370.01	757	48.69
50.01 - 55.00	30	20,404,284.64	4.36	680,142.82	757	52.50
55.01 - 60.00	40	27,027,616.53	5.77	675,690.41	766	57.44
60.01 - 65.00	48	29,595,021.71	6.32	616,562.95	762	62.66
65.01 - 70.00	79	48,358,649.24	10.33	612,134.80	754	68.27
70.01 - 75.00	81	50,413,268.76	10.77	622,386.03	755	73.37
75.01 - 80.00	426	230,889,034.92	49.31	541,993.04	751	79.51
80.01 - 85.00	4	2,098,220.74	0.45	524,555.19	762	83.82
85.01 - 90.00	15	7,752,064.59	1.66	516,804.31	738	89.02
90.01 - 95.00	8	4,286,538.31	0.92	535,817.29	781	92.38
95.01 - 100.00	19	10,735,075.92	2.29	565,004.00	758	99.08
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.66%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.751 - 3.000	1	$537,460.48	0.11%	$537,460.48	800	80.00%
3.001 - 3.250	1	759,200.00	0.16	759,200.00	758	80.00
3.251 - 3.500	3	1,721,846.25	0.37	573,948.75	743	75.07
3.501 - 3.750	13	7,390,482.22	1.58	568,498.63	773	80.18
3.751 - 4.000	51	28,168,957.01	6.02	552,332.49	765	72.27
4.001 - 4.250	71	41,964,568.67	8.96	591,050.26	768	71.07
4.251 - 4.500	93	49,138,647.73	10.49	528,372.56	760	70.54
4.501 - 4.750	107	61,484,433.33	13.13	574,620.87	758	70.60
4.751 - 5.000	130	78,482,914.13	16.76	603,714.72	750	69.88
5.001 - 5.250	135	81,098,525.66	17.32	600,729.82	750	70.59
5.251 - 5.500	114	66,109,010.66	14.12	579,903.60	744	73.42
5.501 - 5.750	74	43,127,590.04	9.21	582,805.27	750	75.18
5.751 - 6.000	12	8,231,075.63	1.76	685,922.97	746	72.20
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 1 Mortgage Loans is expected to be approximately 4.886% per annum.

Gross Margins of the Group 1 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.751 - 2.000	324	$194,231,562.82	41.48%	$599,480.13	758	69.86%
2.001 - 2.250	388	225,876,246.30	48.24	582,155.27	749	73.85
2.501 - 2.750	92	47,484,979.91	10.14	516,141.09	761	68.45
2.751 - 3.000	1	621,922.78	0.13	621,922.78	770	80.00
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.198% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Rate Ceilings of the Group 1 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
7.751 - 8.000	1	$537,460.48	0.11%	$537,460.48	800	80.00%
8.001 - 8.250	1	759,200.00	0.16	759,200.00	758	80.00
8.251 - 8.500	3	1,721,846.25	0.37	573,948.75	743	75.07
8.501 - 8.750	13	7,390,482.22	1.58	568,498.63	773	80.18
8.751 - 9.000	51	28,168,957.01	6.02	552,332.49	765	72.27
9.001 - 9.250	71	41,964,568.67	8.96	591,050.26	768	71.07
9.251 - 9.500	93	49,138,647.73	10.49	528,372.56	760	70.54
9.501 - 9.750	106	61,354,433.33	13.10	578,815.41	759	70.61
9.751 - 10.000	128	77,396,032.27	16.53	604,656.50	749	69.45
10.001 - 10.250	133	79,237,480.56	16.92	595,770.53	749	70.86
10.251 - 10.500	114	66,109,010.66	14.12	579,903.60	744	73.42
10.501 - 10.750	74	43,127,590.04	9.21	582,805.27	750	75.18
10.751 - 11.000	12	8,231,075.63	1.76	685,922.97	746	72.20
12.751 - 13.000	5	3,077,926.96	0.66	615,585.39	762	73.82
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 9.905% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
October 1, 2007	1	$473,852.31	0.10%	$473,852.31	786	52.63%
December 1, 2007	2	1,418,400.00	0.30	709,200.00	791	56.34
January 1, 2008	1	479,842.54	0.10	479,842.54	803	67.33
February 1, 2008	2	952,854.88	0.20	476,427.44	767	56.18
March 1, 2008	1	136,923.53	0.03	136,923.53	783	100.00
May 1, 2008	3	1,547,765.62	0.33	515,921.87	771	52.20
July 1, 2008	1	616,095.09	0.13	616,095.09	787	77.38
August 1, 2008	2	1,641,500.00	0.35	820,750.00	789	54.08
September 1, 2008	5	2,546,895.17	0.54	509,379.03	750	69.85
October 1, 2008	11	5,550,346.95	1.19	504,577.00	774	66.93
November 1, 2008	8	3,962,646.42	0.85	495,330.80	769	62.11
December 1, 2008	23	13,517,246.53	2.89	587,706.37	742	66.57
January 1, 2009	26	15,166,478.30	3.24	583,326.09	747	69.81
February 1, 2009	25	15,186,569.49	3.24	607,462.78	750	69.35
March 1, 2009	39	23,909,533.80	5.11	613,064.97	761	70.74
April 1, 2009	54	30,756,155.40	6.57	569,558.43	772	69.63
May 1, 2009	116	64,458,359.14	13.77	555,675.51	760	70.77
June 1, 2009	76	44,512,933.56	9.51	585,696.49	755	72.83
July 1, 2009	51	30,559,025.37	6.53	599,196.58	746	67.53
August 1, 2009	10	6,218,566.85	1.33	621,856.69	749	72.13
September 1, 2009	7	3,575,885.79	0.76	510,840.83	764	76.76
October 1, 2009	2	928,189.19	0.20	464,094.60	782	80.00
November 1, 2009	2	986,051.41	0.21	493,025.71	752	74.45
December 1, 2009	7	4,238,312.39	0.91	605,473.20	763	75.27
January 1, 2010	14	7,695,384.65	1.64	549,670.33	743	74.99
February 1, 2010	26	14,964,019.86	3.20	575,539.23	755	75.01
March 1, 2010	12	6,542,286.08	1.40	545,190.51	742	73.70
April 1, 2010	24	14,604,083.30	3.12	608,503.47	763	75.82
May 1, 2010	33	19,688,790.82	4.21	596,630.02	760	73.39
June 1, 2010	22	13,106,609.51	2.80	595,754.98	732	76.50
July 1, 2010	55	32,131,924.59	6.86	584,216.81	750	75.16
August 1, 2010	52	29,310,082.50	6.26	563,655.43	750	71.21
September 1, 2010	41	26,493,568.10	5.66	646,184.59	737	72.06
October 1, 2010	11	6,713,946.85	1.43	610,358.80	751	71.96
November 1, 2010	15	8,416,514.67	1.80	561,100.98	738	79.21
December 1, 2010	12	7,044,485.10	1.50	587,040.43	760	73.93
January 1, 2011	8	5,160,298.07	1.10	645,037.26	732	78.69
February 1, 2011	2	1,030,890.36	0.22	515,445.18	766	66.75
March 1, 2011	1	706,307.62	0.15	706,307.62	768	71.67
April 1, 2011	1	516,671.77	0.11	516,671.77	793	80.00
May 1, 2011	1	748,418.23	0.16	748,418.23	795	62.24
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average to the first Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Remaining Terms of the Group 1 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
261 - 280	1	$155,450.00	0.03%	$155,450.00	753	79.98%
301 - 320	11	5,625,733.97	1.20	511,430.36	781	59.17
321 - 340	515	296,760,936.35	63.38	576,234.83	757	70.61
341 - 360	278	165,672,591.49	35.38	595,944.57	749	73.94
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 335 months.

Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
801 - 850	117	$66,922,554.46	14.29%	$571,987.64	809	68.20%
751 - 800	364	213,696,967.88	45.64	587,079.58	777	72.40
701 - 750	205	117,604,881.72	25.12	573,682.35	726	72.73
651 - 700	102	60,259,612.49	12.87	590,780.51	684	70.48
601 - 650	16	8,910,695.26	1.90	556,918.45	640	72.74
Not Scored	1	820,000.00	0.18	820,000.00	N/A	80.00
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Debt-to-Income Ratio of Mortgagors of the Group 1 Mortgage Loans (1)

Original Debt-to- Income Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Not Scored	203	$122,295,256.65	26.12%	$602,439.69	756	69.08%
1.01 - 5.00	1	865,000.00	0.18	865,000.00	802	67.84
5.01 - 10.00	1	485,062.45	0.10	485,062.45	722	52.62
10.01 - 15.00	10	5,914,212.32	1.26	591,421.23	757	63.53
15.01 - 20.00	22	12,791,108.33	2.73	581,414.02	763	71.57
20.01 - 25.00	53	29,941,779.93	6.39	564,939.24	756	73.40
25.01 - 30.00	77	47,604,634.28	10.17	618,242.00	757	68.03
30.01 - 35.00	120	71,912,183.25	15.36	599,268.19	752	73.95
35.01 - 40.00	136	73,670,603.92	15.73	541,695.62	749	74.03
40.01 - 45.00	93	51,448,939.32	10.99	553,214.40	756	74.34
45.01 - 50.00	38	23,102,312.27	4.93	607,955.59	753	71.22
50.01 - 55.00	20	11,345,028.35	2.42	567,251.42	755	71.56
55.01 - 60.00	13	7,378,456.10	1.58	567,573.55	740	77.26
60.01 - 65.00	8	3,950,370.34	0.84	493,796.29	758	77.05
65.01 - 70.00	6	3,518,654.67	0.75	586,442.45	730	74.07
75.01 - 80.00	1	429,888.77	0.09	429,888.77	718	49.89
80.01 - 85.00	1	700,000.00	0.15	700,000.00	771	20.90
85.01 - 90.00	1	441,058.09	0.09	441,058.09	771	80.00
over 100.01	1	420,162.77	0.09	420,162.77	738	73.33
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 35.61%.

Months Since Origination of the Group 1 Mortgage Loans (1)

Months Since Origination	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
7 - 12	25	$15,207,071.15	3.25%	$608,282.85	755	74.59%
13 - 18	197	116,867,646.22	24.96	593,236.78	744	73.61
19 - 24	113	65,987,154.77	14.09	583,957.12	757	74.73
25 - 30	149	87,438,795.11	18.67	586,837.55	752	71.23
31 - 36	281	160,779,802.30	34.34	572,170.11	759	70.05
37 - 42	27	14,317,483.63	3.06	530,277.17	771	65.09
43 - 48	11	6,392,906.32	1.37	581,173.30	778	61.14
49 - 54	2	1,223,852.31	0.26	611,926.16	795	55.73
Total:	805	$468,214,711.81	100.00%	$581,633.18	754	71.66%

(1)	As of the Cut-off Date, the weighted average months since origination of the Group 1 Mortgage Loans is expected to be approximately 26 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Loan Group 2 Collateral Summary
Description of the Mortgage Loans

The Group 2 Mortgage Loans consist of Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 82.69% of the Group 2 Mortgage Loans require only the payment of interest until the 85th or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year CMT and One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month LIBOR and One-Year LIBOR Indices are the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market, respectively, as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.208% to 13.000%. The effective minimum interest rate for substantially all of the Group 1 Mortgage Loans will be each Mortgage Loan’s Gross Margin.

Borrowers are permitted to prepay their Group 2 Mortgage Loans, in whole or in part, at any time without penalty.
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance	$308,304,402
Total Number of Loans	529
Average Loan Principal Balance	$582,806		$69,752 to $1,500,000
WA Gross Coupon	5.311%		4.208% to 5.920%
WA FICO	759		622 to 826
WA Original Term	360 months		360 months
WA Remaining Term	338 months		312 to 351 months
WA OLTV	69.52%		16.67% to 100.00%
WA DTI	35.22%		6.80% to 66.10%
WA Months to First Rate Adjustment Date	62 months		36 to 75 months
WA Gross Margin	2.128%		2.000% to 2.750%
WA Rate Ceiling	10.339%		9.208% to 13.000%
Geographic Concentration of Mortgaged Properties	NJ	23.46%
(Top 5 States) based on the Aggregate Stated Principal	CA	20.20%
Balance	FL	7.85%
	NY	7.72%
	IL	6.06%
Percentage of Mortgage Loans Covered by PMI Policies	0.73%
Percentage of Buydown Loans	0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	485	$281,528,988.62	91.32%	$580,472.14	758	69.42%
Second Home	38	23,628,282.96	7.66	621,796.92	770	71.11
Investor Property	6	3,147,130.22	1.02	524,521.70	753	66.04
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 2 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	454	$265,045,130.18	85.97%	$583,799.85	758	68.39%
Condominium	62	34,125,411.23	11.07	550,409.86	764	76.54
Townhouse	9	5,738,013.10	1.86	637,557.01	752	79.20
4-Family	1	1,500,000.00	0.49	1,500,000.00	788	73.71
3-Family	1	740,000.00	0.24	740,000.00	772	80.00
2-Family	1	599,800.00	0.19	599,800.00	692	42.11
PUD	1	556,047.29	0.18	556,047.29	815	80.00
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

Mortgage Loan Purpose of the Group 2 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	296	$168,370,263.16	54.61%	$568,818.46	761	74.94%
Refinance-Rate/Term	119	74,728,258.08	24.24	627,968.56	763	60.75
Refinance-Cashout	114	65,205,880.56	21.15	571,981.41	748	65.56
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Geographical Distribution of the Mortgaged Properties of the Group 2 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	2	$899,380.33	0.29%	$449,690.17	778	70.17%
Arizona	14	8,199,466.25	2.66	585,676.16	751	76.45
California	105	62,285,647.48	20.20	593,196.64	753	66.21
Colorado	10	5,899,323.56	1.91	589,932.36	771	79.02
Connecticut	9	6,755,738.41	2.19	750,637.60	780	58.48
Delaware	1	226,138.67	0.07	226,138.67	757	66.96
Dist. of Columbia	2	931,445.87	0.30	465,722.94	717	74.86
Florida	41	24,189,557.87	7.85	589,989.22	760	68.59
Georgia	12	6,110,790.69	1.98	509,232.56	771	72.99
Hawaii	1	619,181.33	0.20	619,181.33	734	52.00
Illinois	34	18,668,497.17	6.06	549,073.45	758	73.10
Indiana	3	1,744,529.89	0.57	581,509.96	714	66.12
Kansas	1	413,238.97	0.13	413,238.97	806	79.73
Kentucky	4	2,113,089.73	0.69	528,272.43	756	78.50
Maine	1	754,197.25	0.24	754,197.25	797	80.00
Maryland	19	10,924,795.68	3.54	574,989.25	765	71.19
Massachusetts	15	8,311,653.78	2.70	554,110.25	765	71.35
Michigan	10	5,962,458.57	1.93	596,245.86	766	68.88
Minnesota	10	5,641,586.82	1.83	564,158.68	752	73.61
Missouri	2	960,203.68	0.31	480,101.84	763	62.51
Nevada	4	2,498,224.87	0.81	624,556.22	739	68.50
New Jersey	124	72,338,494.94	23.46	583,374.96	757	70.20
New York	36	23,807,418.21	7.72	661,317.17	760	65.91
North Carolina	7	3,716,762.53	1.21	530,966.08	782	68.14
Ohio	1	875,000.00	0.28	875,000.00	710	58.33
Pennsylvania	11	5,191,268.78	1.68	471,933.53	762	69.23
Rhode Island	3	2,107,322.00	0.68	702,440.67	750	79.94
South Carolina	3	2,269,400.00	0.74	756,466.67	807	61.47
Tennessee	3	1,639,964.21	0.53	546,654.74	747	70.65
Texas	13	7,231,554.42	2.35	556,273.42	770	76.66
Vermont	2	1,374,502.40	0.45	687,251.20	757	53.35
Virginia	20	10,366,562.85	3.36	518,328.14	765	72.24
Washington	5	2,722,004.59	0.88	544,400.92	750	73.87
Wisconsin	1	555,000.00	0.18	555,000.00	808	100.00
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, no more than approximately 1.19% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01 - 100,000.00	1	$69,751.81	0.02%	$69,751.81	737	80.00%
100,000.01 - 150,000.00	2	268,738.45	0.09	134,369.23	760	80.00
150,000.01 - 200,000.00	2	338,958.43	0.11	169,479.22	808	77.64
200,000.01 - 250,000.00	2	448,787.45	0.15	224,393.73	775	59.30
250,000.01 - 300,000.00	4	1,040,380.98	0.34	260,095.25	784	68.15
300,000.01 - 350,000.00	6	2,053,857.66	0.67	342,309.61	775	54.70
350,000.01 - 400,000.00	9	3,490,819.43	1.13	387,868.83	769	75.69
400,000.01 - 450,000.00	88	37,963,851.94	12.31	431,407.41	759	72.95
450,000.01 - 500,000.00	98	46,960,280.07	15.23	479,186.53	743	71.43
500,000.01 - 550,000.00	62	32,621,303.81	10.58	526,150.06	754	70.24
550,000.01 - 600,000.00	83	47,937,982.07	15.55	577,566.05	764	70.34
600,000.01 - 650,000.00	41	25,653,162.83	8.32	625,686.90	752	73.93
650,000.01 - 700,000.00	37	25,132,431.25	8.15	679,254.90	760	73.82
700,000.01 - 750,000.00	18	13,090,646.65	4.25	727,258.15	764	60.90
750,000.01 - 800,000.00	20	15,582,232.77	5.05	779,111.64	772	70.02
800,000.01 - 850,000.00	14	11,670,016.24	3.79	833,572.59	778	69.26
850,000.01 - 900,000.00	9	7,953,773.43	2.58	883,752.60	777	67.18
900,000.01 - 950,000.00	3	2,799,307.26	0.91	933,102.42	795	70.00
950,000.01 - 1,000,000.00	18	17,855,226.22	5.79	991,957.01	753	55.70
1,000,000.01 - 1,500,000.00	12	15,372,893.05	4.99	1,281,074.42	766	61.44
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $582,806.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

Original Loan-To- Value Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	2	$1,341,052.55	0.43%	$670,526.28	743	19.15%
20.01 - 25.00	4	2,876,093.22	0.93	719,023.31	767	22.26
25.01 - 30.00	2	1,850,000.00	0.60	925,000.00	793	29.26
30.01 - 35.00	5	3,573,994.40	1.16	714,798.88	786	33.58
35.01 - 40.00	11	6,534,119.19	2.12	594,010.84	785	37.62
40.01 - 45.00	15	10,715,250.63	3.48	714,350.04	744	42.89
45.01 - 50.00	14	8,208,589.20	2.66	586,327.80	758	47.60
50.01 - 55.00	27	16,299,013.26	5.29	603,667.16	764	52.40
55.01 - 60.00	35	22,127,515.99	7.18	632,214.74	766	57.58
60.01 - 65.00	41	22,618,797.04	7.34	551,677.98	756	62.67
65.01 - 70.00	55	34,836,654.56	11.30	633,393.72	759	67.85
70.01 - 75.00	66	40,000,719.71	12.97	606,071.51	766	73.31
75.01 - 80.00	219	117,600,940.81	38.14	536,990.60	755	79.51
80.01 - 85.00	4	2,563,585.20	0.83	640,896.30	765	83.20
85.01 - 90.00	4	2,514,110.72	0.82	628,527.68	744	87.81
90.01 - 95.00	4	2,160,521.17	0.70	540,130.29	723	93.75
95.01 - 100.00	21	12,483,444.15	4.05	594,449.72	758	99.64
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 69.52%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.001 - 4.250	6	$3,444,336.25	1.12%	$574,056.04	741	77.24%
4.251 - 4.500	21	11,452,474.10	3.71	545,355.91	758	66.24
4.501 - 4.750	36	20,751,522.22	6.73	576,431.17	768	71.75
4.751 - 5.000	77	42,139,417.06	13.67	547,265.16	754	70.38
5.001 - 5.250	97	58,786,315.56	19.07	606,044.49	768	72.48
5.251 - 5.500	106	61,849,500.52	20.06	583,485.85	763	66.44
5.501 - 5.750	147	87,651,691.49	28.43	596,270.01	752	69.56
5.751 - 6.000	39	22,229,144.60	7.21	569,978.07	757	66.83
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 2 Mortgage Loans is expected to be approximately 5.311% per annum.

Gross Margins of the Group 2 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.751 - 2.000	307	$184,128,743.57	59.72%	$599,767.89	760	67.32%
2.001 - 2.250	187	107,248,161.71	34.79	573,519.58	757	73.22
2.501 - 2.750	35	16,927,496.52	5.49	483,642.76	765	69.95
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.128% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Rate Ceilings of the Group 2 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
9.001 - 9.250	6	$3,444,336.25	1.12%	$574,056.04	741	77.24%
9.251 - 9.500	21	11,452,474.10	3.71	545,355.91	758	66.24
9.501 - 9.750	36	20,751,522.22	6.73	576,431.17	768	71.75
9.751 - 10.000	76	41,913,278.39	13.59	551,490.51	754	70.4
10.001 - 10.250	95	57,474,755.97	18.64	604,997.43	768	72.7
10.251 - 10.500	105	61,179,500.52	19.84	582,661.91	762	66.39
10.501 - 10.750	146	87,145,068.53	28.27	596,884.03	752	69.63
10.751 - 11.000	37	21,333,245.50	6.92	576,574.20	755	66.45
11.501 - 11.750	1	506,622.96	0.16	506,622.96	818	56.15
12.751 - 13.000	6	3,103,597.36	1.01	517,266.23	781	68.84
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.339% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
November 1, 2009	1	$639,216.36	0.21%	$639,216.36	792	85.30%
December 1, 2009	1	499,450.71	0.16	499,450.71	775	57.69
January 1, 2010	3	1,766,405.31	0.57	588,801.77	725	71.04
February 1, 2010	1	675,500.00	0.22	675,500.00	758	61.41
March 1, 2010	4	2,197,358.98	0.71	549,339.75	731	63.58
April 1, 2010	1	540,000.00	0.18	540,000.00	766	61.64
May 1, 2010	1	226,138.67	0.07	226,138.67	757	66.96
August 1, 2010	4	2,701,208.94	0.88	675,302.24	794	60.66
September 1, 2010	12	6,794,977.30	2.20	566,248.11	749	63.30
October 1, 2010	16	9,339,254.95	3.03	583,703.43	768	59.72
November 1, 2010	10	4,899,233.37	1.59	489,923.34	756	71.97
December 1, 2010	13	6,291,953.07	2.04	483,996.39	756	71.23
January 1, 2011	15	9,562,269.54	3.10	637,484.64	741	72.50
February 1, 2011	4	2,033,008.26	0.66	508,252.07	748	68.57
March 1, 2011	12	5,560,439.36	1.80	463,369.95	775	68.81
April 1, 2011	10	5,470,917.18	1.77	547,091.72	779	69.31
May 1, 2011	19	10,859,364.39	3.52	571,545.49	764	68.73
June 1, 2011	12	7,231,370.99	2.35	602,614.25	749	78.98
July 1, 2011	23	13,326,310.14	4.32	579,404.79	758	72.48
August 1, 2011	11	5,896,220.20	1.91	536,020.02	749	76.63
September 1, 2011	5	2,039,420.15	0.66	407,884.03	745	65.42
October 1, 2011	1	533,896.21	0.17	533,896.21	764	80.00
November 1, 2011	2	1,246,621.50	0.40	623,310.75	757	81.25
December 1, 2011	4	2,972,809.27	0.96	743,202.32	752	73.75
January 1, 2012	14	7,817,758.66	2.54	558,411.33	770	75.06
February 1, 2012	30	18,262,649.46	5.92	608,754.98	776	72.01
March 1, 2012	27	15,039,322.78	4.88	557,011.95	767	74.76
April 1, 2012	57	33,402,095.85	10.83	586,001.68	765	68.15
May 1, 2012	30	18,054,515.22	5.86	601,817.17	754	69.43
June 1, 2012	21	12,674,733.69	4.11	603,558.75	758	65.41
July 1, 2012	44	26,517,998.53	8.60	602,681.78	743	70.13
August 1, 2012	7	3,618,305.47	1.17	516,900.78	734	72.84
September 1, 2012	43	25,847,673.35	8.38	601,108.68	761	71.15
October 1, 2012	25	15,013,531.61	4.87	600,541.26	772	60.34
November 1, 2012	23	15,840,067.33	5.14	688,698.58	755	66.65
December 1, 2012	11	5,842,134.58	1.89	531,103.14	746	71.57
January 1, 2013	11	6,570,270.42	2.13	597,297.31	751	71.13
February 1, 2013	1	500,000.00	0.16	500,000.00	770	40.90
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average number of months to the first Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 62 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Remaining Terms of the Group 2 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
301 - 320	12	$6,544,070.03	2.12%	$545,339.17	745	67.00%
321 - 340	244	137,879,005.72	44.72	565,077.89	762	71.11
341 - 360	273	163,881,326.05	53.16	600,297.90	757	68.27
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 338 months.

Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
801 - 850	89	$51,262,330.25	16.63%	$575,981.24	809	68.65%
751 - 800	247	147,156,700.83	47.73	595,776.12	778	69.27
701 - 750	129	75,328,918.15	24.43	583,945.10	728	69.35
651 - 700	54	29,570,017.40	9.59	547,592.91	678	71.24
601 - 650	10	4,986,435.17	1.62	498,643.52	636	78.21
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Debt-to-Income Ratio of Mortgagors of the Group 2 Mortgage Loans (1)

Original Debt-to- Income Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Not Scored	53	$32,240,238.92	10.46%	$608,306.39	776	55.23%
5.01 - 10.00	6	4,192,590.00	1.36	698,765.00	769	55.25
10.01 - 15.00	14	8,919,188.20	2.89	637,084.87	776	67.14
15.01 - 20.00	21	13,251,800.08	4.30	631,038.10	770	69.45
20.01 - 25.00	53	29,073,113.29	9.43	548,549.31	757	72.15
25.01 - 30.00	65	36,084,888.95	11.70	555,152.14	759	67.34
30.01 - 35.00	73	41,337,349.91	13.41	566,265.07	745	71.44
35.01 - 40.00	87	51,888,072.43	16.83	596,414.63	760	73.34
40.01 - 45.00	64	36,267,088.32	11.76	566,673.26	754	71.73
45.01 - 50.00	47	28,744,852.77	9.32	611,592.61	761	72.56
50.01 - 55.00	24	13,579,357.57	4.40	565,806.57	757	72.18
55.01 - 60.00	11	6,411,950.18	2.08	582,904.56	762	70.89
60.01 - 65.00	10	5,624,564.26	1.82	562,456.43	734	78.51
65.01 - 70.00	1	689,346.92	0.22	689,346.92	768	73.68
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 35.22%.

Months Since Origination of the Group 2 Mortgage Loans (1)

Months Since Origination	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
7-12	23	$12,912,405.00	4.19%	$561,408.91	749	70.16%
13 - 18	163	99,302,961.36	32.21	609,220.62	755	67.84
19 - 24	160	94,351,015.27	30.60	589,693.85	766	70.92
25 - 30	53	29,899,508.97	9.70	564,141.68	753	74.54
31 - 36	73	39,690,207.02	12.87	543,701.47	760	70.96
37 - 42	42	23,905,991.82	7.75	569,190.28	763	62.91
43 - 48	13	7,346,413.26	2.38	565,108.71	749	65.50
49 - 54	2	895,899.10	0.29	447,949.55	789	75.85
Total:	529	$308,304,401.80	100.00%	$582,806.05	759	69.52%

(1)	As of the Cut-off Date, the weighted average months since origination of the Group 2 Mortgage Loans is expected to be approximately 23 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Loan Pool I Collateral Summary (Loan Groups 1 and 2)
Description of the Mortgage Loans

The Pool I Mortgage Loans consist of Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 5 or 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 80.31% of the Pool I Mortgage Loans require only the payment of interest until the 60th, 61st, 85th or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and semi-annually or annually thereafter. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The Six-Month LIBOR and One-Year LIBOR Indices are the average of the interbank offered rates for six-month and one-year U.S. dollar-denominated deposits in the London Market, respectively, as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 7.970% to 13.000%. The effective minimum interest rate for substantially all of the Pool I Mortgage Loans will be each Mortgage Loan’s Gross Margin.

Borrowers are permitted to prepay their Pool I Mortgage Loans, in whole or in part, at any time without penalty.
The approximate collateral statistics for the Pool I Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance	$776,519,114
Total Number of Loans	1,334
Average Loan Principal Balance	$582,098		$69,752 to $1,511,500
WA Gross Coupon	5.055%		2.970% to 6.000%
WA FICO	756		622 to 826
WA Original Term	360 months		300 to 360 months
WA Remaining Term	336 months		264 to 354 months
WA OLTV	70.81%		16.67% to 100.00%
WA DTI	35.44%		4.10% to 107.00%
WA Months to First Rate Adjustment Date	46 months		11 to 75 months
WA Gross Margin	2.170%		2.000% to 3.000%
WA Rate Ceiling	10.077%		7.970% to 13.000%
Geographic Concentration of Mortgaged Properties	CA	24.33%
(Top 5 States) based on the Aggregate Stated Principal	NJ	21.43%
Balance	FL	6.30%
	NY	5.37%
	IL	5.27%
Percentage of Mortgage Loans Covered by PMI Policies	1.07%
Percentage of Buydown Loans	0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Occupancy of Mortgaged Properties of the Pool I Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,227	$712,735,819.15	91.79%	$580,876.79	755	70.86%
Second Home	92	55,374,573.87	7.13	601,897.54	770	70.49
Investor Property	15	8,408,720.59	1.08	560,581.37	744	68.74
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Pool I Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	1,129	$659,812,003.40	84.97%	$584,421.62	755	69.97%
Condominium	164	91,889,470.96	11.83	560,301.65	759	75.32
Townhouse	28	15,405,656.34	1.98	550,202.01	767	78.65
2-Family	7	4,615,990.21	0.59	659,427.17	730	70.87
3-Family	3	2,272,467.92	0.29	757,489.31	760	72.18
4-Family	1	1,500,000.00	0.19	1,500,000.00	788	73.71
PUD	2	1,023,524.78	0.13	511,762.39	769	80.00
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

Mortgage Loan Purpose of the Pool I Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	816	$466,571,795.68	60.09%	$571,779.16	757	75.57%
Refinance-Rate/Term	257	155,376,922.04	20.01	604,579.46	759	62.11
Refinance-Cashout	261	154,570,395.89	19.91	592,223.74	750	65.16
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Geographical Distribution of the Mortgaged Properties of the Pool I Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	3	$1,452,310.29	0.19%	$484,103.43	770	70.11%
Arizona	27	16,225,188.72	2.09	600,932.92	754	74.22
California	314	188,956,498.98	24.33	601,772.29	757	69.78
Colorado	20	12,215,082.70	1.57	610,754.14	761	72.90
Connecticut	36	23,220,446.92	2.99	645,012.41	762	66.90
Delaware	2	664,538.67	0.09	332,269.34	748	39.80
Dist. of Columbia	10	5,363,036.62	0.69	536,303.66	764	67.21
Florida	80	48,954,756.69	6.30	611,934.46	760	68.60
Georgia	27	15,685,188.16	2.02	580,932.89	767	67.82
Hawaii	1	619,181.33	0.08	619,181.33	734	52.00
Idaho	3	1,443,581.36	0.19	481,193.79	742	59.23
Illinois	73	40,896,431.89	5.27	560,225.09	756	74.15
Indiana	9	4,793,166.98	0.62	532,574.11	747	72.33
Kansas	1	413,238.97	0.05	413,238.97	806	79.73
Kentucky	4	2,113,089.73	0.27	528,272.43	756	78.50
Maine	2	1,197,263.94	0.15	598,631.97	758	80.00
Maryland	42	24,642,737.90	3.17	586,731.85	761	69.18
Massachusetts	40	22,489,545.01	2.90	562,238.63	754	74.60
Michigan	23	12,469,705.36	1.61	542,161.10	770	70.50
Minnesota	29	16,595,166.98	2.14	572,247.14	751	73.83
Missouri	10	5,591,438.54	0.72	559,143.85	721	62.51
Nebraska	2	800,900.09	0.10	400,450.05	699	83.89
Nevada	13	8,020,798.86	1.03	616,984.53	733	68.97
New Hampshire	3	2,023,901.71	0.26	674,633.90	761	65.55
New Jersey	290	166,386,615.87	21.43	573,746.95	753	70.86
New Mexico	3	1,450,599.25	0.19	483,533.08	767	64.84
New York	68	41,687,401.47	5.37	613,050.02	755	66.75
North Carolina	17	9,196,863.21	1.18	540,991.95	780	71.28
Ohio	11	6,039,834.37	0.78	549,075.85	753	75.88
Oregon	1	480,000.00	0.06	480,000.00	736	60.00
Pennsylvania	23	12,081,061.32	1.56	525,263.54	744	70.65
Rhode Island	9	5,390,162.35	0.69	598,906.93	760	78.47
South Carolina	9	5,849,703.78	0.75	649,967.09	766	64.17
Tennessee	5	2,653,578.09	0.34	530,715.62	760	70.59
Texas	36	20,689,900.11	2.66	574,719.45	755	79.45
Utah	1	784,000.00	0.10	784,000.00	749	80.00
Vermont	4	2,535,379.32	0.33	633,844.83	741	60.64
Virginia	67	35,518,474.03	4.57	530,126.48	756	75.97
Washington	14	7,786,453.68	1.00	556,175.26	753	72.03
Wisconsin	2	1,141,890.36	0.15	570,945.18	805	77.76
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, no more than approximately 0.91% of the Pool I Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Loan Principal Balances of the Pool I Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01 - 100,000.00	1	$69,751.81	0.01%	$69,751.81	737	80.00%
100,000.01 - 150,000.00	5	673,375.06	0.09	134,675.01	746	85.49
150,000.01 - 200,000.00	4	650,239.24	0.08	162,559.81	777	76.24
200,000.01 - 250,000.00	5	1,159,908.95	0.15	231,981.79	757	74.34
250,000.01 - 300,000.00	9	2,437,747.75	0.31	270,860.86	766	74.01
300,000.01 - 350,000.00	8	2,725,772.02	0.35	340,721.50	779	59.08
350,000.01 - 400,000.00	19	7,378,167.00	0.95	388,324.58	768	75.77
400,000.01 - 450,000.00	240	103,395,247.76	13.32	430,813.53	754	74.39
450,000.01 - 500,000.00	260	124,235,162.78	16.00	477,827.55	749	72.06
500,000.01 - 550,000.00	187	98,093,403.46	12.63	524,563.65	756	72.17
550,000.01 - 600,000.00	182	105,112,174.46	13.54	577,539.42	761	71.60
600,000.01 - 650,000.00	87	54,535,765.45	7.02	626,847.88	749	73.43
650,000.01 - 700,000.00	78	52,914,055.80	6.81	678,385.33	756	72.58
700,000.01 - 750,000.00	55	39,987,958.66	5.15	727,053.79	766	68.50
750,000.01 - 800,000.00	50	39,125,062.70	5.04	782,501.25	762	70.94
800,000.01 - 850,000.00	30	24,889,790.30	3.21	829,659.68	755	72.74
850,000.01 - 900,000.00	17	14,942,818.68	1.92	878,989.33	754	70.23
900,000.01 - 950,000.00	11	10,235,665.59	1.32	930,515.05	776	72.79
950,000.01 - 1,000,000.00	53	52,412,184.00	6.75	988,909.13	759	59.49
1,000,000.01 - 1,500,000.00	32	40,033,362.14	5.16	1,251,042.57	749	61.73
1,500,000.01 - 2,000,000.00	1	1,511,500.00	0.19	1,511,500.00	797	53.04
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Pool I Mortgage Loans is expected to be approximately $582,098

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Loan-To-Value Ratios of the Pool I Mortgage Loans (1)

Original Loan-To- Value Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	5	$2,814,371.32	0.36%	$562,874.26	764	18.56%
20.01 - 25.00	11	8,210,361.25	1.06	746,396.48	739	22.89
25.01 - 30.00	8	5,100,059.90	0.66	637,507.49	780	27.81
30.01 - 35.00	12	8,729,584.93	1.12	727,465.41	773	32.80
35.01 - 40.00	18	10,769,139.02	1.39	598,285.50	774	37.96
40.01 - 45.00	20	14,094,529.92	1.82	704,726.50	748	43.10
45.01 - 50.00	34	22,035,989.30	2.84	648,117.33	757	48.28
50.01 - 55.00	57	36,703,297.90	4.73	643,917.51	760	52.46
55.01 - 60.00	75	49,155,132.52	6.33	655,401.77	766	57.51
60.01 - 65.00	89	52,213,818.75	6.72	586,672.12	759	62.66
65.01 - 70.00	134	83,195,303.80	10.71	620,860.48	756	68.09
70.01 - 75.00	147	90,413,988.47	11.64	615,061.15	760	73.34
75.01 - 80.00	645	348,489,975.73	44.88	540,294.54	752	79.51
80.01 - 85.00	8	4,661,805.94	0.60	582,725.74	764	83.48
85.01 - 90.00	19	10,266,175.31	1.32	540,325.02	739	88.73
90.01 - 95.00	12	6,447,059.48	0.83	537,254.96	762	92.84
95.01 - 100.00	40	23,218,520.07	2.99	580,463.00	758	99.38
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Pool I Mortgage Loans is expected to be approximately 70.81%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Interest Rates of the Pool I Mortgage Loans (1)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.751 - 3.000	1	$537,460.48	0.07%	$537,460.48	800	80.00%
3.001 - 3.250	1	759,200.00	0.10	759,200.00	758	80.00
3.251 - 3.500	3	1,721,846.25	0.22	573,948.75	743	75.07
3.501 - 3.750	13	7,390,482.22	0.95	568,498.63	773	80.18
3.751 - 4.000	51	28,168,957.01	3.63	552,332.49	765	72.27
4.001 - 4.250	77	45,408,904.92	5.85	589,726.04	766	71.54
4.251 - 4.500	114	60,591,121.83	7.80	531,501.07	759	69.73
4.501 - 4.750	143	82,235,955.55	10.59	575,076.61	761	70.89
4.751 - 5.000	207	120,622,331.19	15.53	582,716.58	751	70.05
5.001 - 5.250	232	139,884,841.22	18.01	602,951.90	757	71.39
5.251 - 5.500	220	127,958,511.18	16.48	581,629.60	753	70.05
5.501 - 5.750	221	130,779,281.53	16.84	591,761.45	752	71.41
5.751 - 6.000	51	30,460,220.23	3.92	597,259.22	754	68.28
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average current mortgage interest rate of the Pool I Mortgage Loans is expected to be approximately 5.055% per annum.

Gross Margins of the Pool I Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.751 - 2.000	631	$378,360,306.39	48.73%	$599,620.14	759	68.62%
2.001 - 2.250	575	333,124,408.01	42.90	579,346.80	752	73.65
2.501 - 2.750	127	64,412,476.43	8.30	507,184.85	762	68.84
2.751 - 3.000	1	621,922.78	0.08	621,922.78	770	80.00
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average Gross Margin of the Pool I Mortgage Loans is expected to be approximately 2.170% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Rate Ceilings of the Pool I Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
7.751 - 8.000	1	$537,460.48	0.07%	$537,460.48	800	80.00%
8.001 - 8.250	1	759,200.00	0.10	759,200.00	758	80.00
8.251 - 8.500	3	1,721,846.25	0.22	573,948.75	743	75.07
8.501 - 8.750	13	7,390,482.22	0.95	568,498.63	773	80.18
8.751 - 9.000	51	28,168,957.01	3.63	552,332.49	765	72.27
9.001 - 9.250	77	45,408,904.92	5.85	589,726.04	766	71.54
9.251 - 9.500	114	60,591,121.83	7.80	531,501.07	759	69.73
9.501 - 9.750	142	82,105,955.55	10.57	578,210.95	761	70.90
9.751 - 10.000	204	119,309,310.66	15.36	584,849.56	751	69.79
10.001 - 10.250	228	136,712,236.53	17.61	599,615.07	757	71.63
10.251 - 10.500	219	127,288,511.18	16.39	581,226.08	753	70.04
10.501 - 10.750	220	130,272,658.57	16.78	592,148.45	751	71.47
10.751 - 11.000	49	29,564,321.13	3.81	603,353.49	753	68.05
11.501 - 11.750	1	506,622.96	0.07	506,622.96	818	56.15
12.751 - 13.000	11	6,181,524.32	0.80	561,956.76	771	71.32
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average Rate Ceiling of the Pool I Mortgage Loans is expected to be approximately 10.077% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

First Rate Adjustment Date of the Pool I Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
October 1, 2007	1	$473,852.31	0.06%	$473,852.31	786	52.63%
December 1, 2007	2	1,418,400.00	0.18	709,200.00	791	56.34
January 1, 2008	1	479,842.54	0.06	479,842.54	803	67.33
February 1, 2008	2	952,854.88	0.12	476,427.44	767	56.18
March 1, 2008	1	136,923.53	0.02	136,923.53	783	100.00
May 1, 2008	3	1,547,765.62	0.20	515,921.87	771	52.20
July 1, 2008	1	616,095.09	0.08	616,095.09	787	77.38
August 1, 2008	2	1,641,500.00	0.21	820,750.00	789	54.08
September 1, 2008	5	2,546,895.17	0.33	509,379.03	750	69.85
October 1, 2008	11	5,550,346.95	0.71	504,577.00	774	66.93
November 1, 2008	8	3,962,646.42	0.51	495,330.80	769	62.11
December 1, 2008	23	13,517,246.53	1.74	587,706.37	742	66.57
January 1, 2009	26	15,166,478.30	1.95	583,326.09	747	69.81
February 1, 2009	25	15,186,569.49	1.96	607,462.78	750	69.35
March 1, 2009	39	23,909,533.80	3.08	613,064.97	761	70.74
April 1, 2009	54	30,756,155.40	3.96	569,558.43	772	69.63
May 1, 2009	116	64,458,359.14	8.30	555,675.51	760	70.77
June 1, 2009	76	44,512,933.56	5.73	585,696.49	755	72.83
July 1, 2009	51	30,559,025.37	3.94	599,196.58	746	67.53
August 1, 2009	10	6,218,566.85	0.80	621,856.69	749	72.13
September 1, 2009	7	3,575,885.79	0.46	510,840.83	764	76.76
October 1, 2009	2	928,189.19	0.12	464,094.60	782	80.00
November 1, 2009	3	1,625,267.77	0.21	541,755.92	768	78.72
December 1, 2009	8	4,737,763.10	0.61	592,220.39	764	73.41
January 1, 2010	17	9,461,789.96	1.22	556,575.88	739	74.26
February 1, 2010	27	15,639,519.86	2.01	579,241.48	755	74.43
March 1, 2010	16	8,739,645.06	1.13	546,227.82	740	71.16
April 1, 2010	25	15,144,083.30	1.95	605,763.33	763	75.31
May 1, 2010	34	19,914,929.49	2.56	585,733.22	760	73.32
June 1, 2010	22	13,106,609.51	1.69	595,754.98	732	76.50
July 1, 2010	55	32,131,924.59	4.14	584,216.81	750	75.16
August 1, 2010	56	32,011,291.44	4.12	571,630.20	754	70.32
September 1, 2010	53	33,288,545.40	4.29	628,085.76	739	70.27
October 1, 2010	27	16,053,201.80	2.07	594,563.03	761	64.84
November 1, 2010	25	13,315,748.04	1.71	532,629.92	745	76.54
December 1, 2010	25	13,336,438.17	1.72	533,457.53	758	72.66
January 1, 2011	23	14,722,567.61	1.90	640,111.64	738	74.67
February 1, 2011	6	3,063,898.62	0.39	510,649.77	754	67.96
March 1, 2011	13	6,266,746.98	0.81	482,057.46	775	69.13
April 1, 2011	11	5,987,588.95	0.77	544,326.27	781	70.23
May 1, 2011	20	11,607,782.62	1.49	580,389.13	766	68.31

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

June 1, 2011	12	7,231,370.99	0.93	602,614.25	749	78.98
July 1, 2011	23	13,326,310.14	1.72	579,404.79	758	72.48
August 1, 2011	11	5,896,220.20	0.76	536,020.02	749	76.63
September 1, 2011	5	2,039,420.15	0.26	407,884.03	745	65.42
October 1, 2011	1	533,896.21	0.07	533,896.21	764	80.00
November 1, 2011	2	1,246,621.50	0.16	623,310.75	757	81.25
December 1, 2011	4	2,972,809.27	0.38	743,202.32	752	73.75
January 1, 2012	14	7,817,758.66	1.01	558,411.33	770	75.06
February 1, 2012	30	18,262,649.46	2.35	608,754.98	776	72.01
March 1, 2012	27	15,039,322.78	1.94	557,011.95	767	74.76
April 1, 2012	57	33,402,095.85	4.30	586,001.68	765	68.15
May 1, 2012	30	18,054,515.22	2.33	601,817.17	754	69.43
June 1, 2012	21	12,674,733.69	1.63	603,558.75	758	65.41
July 1, 2012	44	26,517,998.53	3.41	602,681.78	743	70.13
August 1, 2012	7	3,618,305.47	0.47	516,900.78	734	72.84
September 1, 2012	43	25,847,673.35	3.33	601,108.68	761	71.15
October 1, 2012	25	15,013,531.61	1.93	600,541.26	772	60.34
November 1, 2012	23	15,840,067.33	2.04	688,698.58	755	66.65
December 1, 2012	11	5,842,134.58	0.75	531,103.14	746	71.57
January 1, 2013	11	6,570,270.42	0.85	597,297.31	751	71.13
February 1, 2013	1	500,000.00	0.06	500,000.00	770	40.90
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average to the first Adjustment Date for the Pool I Mortgage Loans is expected to be approximately 46 months.

Remaining Terms of the Pool I Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
261 - 280	1	$155,450.00	0.02%	$155,450.00	753	79.98%
301 - 320	23	12,169,804.00	1.57	529,121.91	762	63.38
321 - 340	759	434,639,942.07	55.97	572,648.15	758	70.77
341 - 360	551	329,553,917.54	42.44	598,101.48	753	71.12
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Pool I Mortgage Loans is expected to be approximately 336 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Credit Scoring of Mortgagors of the Pool I Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
801 - 850	206	$118,184,884.71	15.22%	$573,713.03	809	68.39%
751 - 800	611	360,853,668.71	46.47	590,595.20	777	71.12
701 - 750	334	192,933,799.87	24.85	577,646.11	727	71.41
651 - 700	156	89,829,629.89	11.57	575,830.96	682	70.73
601 - 650	26	13,897,130.43	1.79	534,505.02	638	74.70
Not Scored	1	820,000.00	0.11	820,000.00	N/A	80.00
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Original Debt-to-Income Ratio of Mortgagors of the Pool I Mortgage Loans (1)

Original Debt-to- Income Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Not Scored	256	$154,535,495.57	19.90%	$603,654.28	760	66.19%
1.01 - 5.00	1	865,000.00	0.11	865,000.00	802	67.84
5.01 - 10.00	7	4,677,652.45	0.60	668,236.06	764	54.98
10.01 - 15.00	24	14,833,400.52	1.91	618,058.36	769	65.70
15.01 - 20.00	43	26,042,908.41	3.35	605,649.03	767	70.49
20.01 - 25.00	106	59,014,893.22	7.60	556,744.28	756	72.78
25.01 - 30.00	142	83,689,523.23	10.78	589,362.84	758	67.73
30.01 - 35.00	193	113,249,533.16	14.58	586,785.15	750	73.04
35.01 - 40.00	223	125,558,676.35	16.17	563,043.39	753	73.75
40.01 - 45.00	157	87,716,027.64	11.30	558,700.81	755	73.26
45.01 - 50.00	85	51,847,165.04	6.68	609,966.65	757	71.96
50.01 - 55.00	44	24,924,385.92	3.21	566,463.32	756	71.89
55.01 - 60.00	24	13,790,406.28	1.78	574,600.26	750	74.30
60.01 - 65.00	18	9,574,934.60	1.23	531,940.81	744	77.90
65.01 - 70.00	7	4,208,001.59	0.54	601,143.08	736	74.01
75.01 - 80.00	1	429,888.77	0.06	429,888.77	718	49.89
80.01 - 85.00	1	700,000.00	0.09	700,000.00	771	20.90
85.01 - 90.00	1	441,058.09	0.06	441,058.09	771	80.00
over 100.01	1	420,162.77	0.05	420,162.77	738	73.33
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Pool I Mortgage Loans is expected to be approximately 35.44%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Months Since Origination of the Pool I Mortgage Loans (1)

Months Since Origination	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
7-12	48	$28,119,476.15	3.62%	$585,822.42	753	72.55%
13 - 18	360	216,170,607.58	27.84	600,473.91	749	70.96
19 - 24	273	160,338,170.04	20.65	587,319.30	762	72.49
25 - 30	202	117,338,304.08	15.11	580,882.69	752	72.08
31 - 36	354	200,470,009.32	25.82	566,299.46	759	70.23
37 - 42	69	38,223,475.45	4.92	553,963.41	766	63.73
43 - 48	24	13,739,319.58	1.77	572,471.65	762	63.47
49 - 54	4	2,119,751.41	0.27	529,937.85	792	64.23
Total:	1,334	$776,519,113.61	100.00%	$582,098.29	756	70.81%

(1)	As of the Cut-off Date, the weighted average months since origination of the Pool I Mortgage Loans is expected to be approximately 25 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Loan Group 3 Collateral Summary
Description of the Mortgage Loans

The Group 3 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 93.73% of the Group 3 Mortgage Loans require only the payment of interest until the 61st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.375% to 12.125%. The effective minimum interest rate for the Group 3 Mortgage Loans will be each Mortgage Loan’s Gross Margin.

Borrowers are permitted to prepay their Group 3 Mortgage Loans, in whole or in part, at any time without penalty.
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance	$52,464,871
Total Number of Loans	77
Average Loan Principal Balance	$681,362		$189,639 to $2,000,000
WA Gross Coupon	6.211%		5.375% to 7.125%
WA FICO	780		750 to 813
WA Original Term	364 months		360 to 480 months
WA Remaining Term	363 months		358 to 479 months
WA OLTV	72.47%		36.73% to 80.00%
WA DTI	38.09%		18.50% to 56.20%
WA Months to First Rate Adjustment Date	59 months		54 to 60 months
WA Gross Margin	2.250%		2.250%
WA Rate Ceiling	11.211%		10.375% to 12.125%
Geographic Concentration of Mortgaged Properties	CA	82.54%
(Top 5 States) based on the Aggregate Stated Principal	IL	4.77%
Balance	NJ	2.33%
	CO	1.91%
	MO	1.37%
Percentage of Mortgage Loans Covered by PMI Policies	0.00%
Percentage of Buydown Loans	0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	60	$41,155,933.00	78.44%	$685,932.22	780	72.90%
Second Home	8	5,694,000.00	10.85	711,750.00	776	69.45
Investor Property	9	5,614,938.39	10.70	623,882.04	779	72.33
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 3 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	49	$35,137,739.57	66.97%	$717,096.73	780	72.70%
PUD	14	9,344,283.25	17.81	667,448.80	778	74.07
Condominium	9	4,831,529.11	9.21	536,836.57	772	68.92
2-Family	3	2,101,151.53	4.00	700,383.84	797	71.10
4-Family	1	651,347.75	1.24	651,347.75	792	68.50
Townhouse	1	398,820.18	0.76	398,820.18	790	70.80
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

Mortgage Loan Purpose of the Group 3 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	38	$23,168,459.58	44.16%	$609,696.30	785	73.70%
Refinance-Rate/Term	28	22,009,911.81	41.95	786,068.28	773	72.10
Refinance-Cashout	11	7,286,500.00	13.89	662,409.09	785	69.64
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Geographical Distribution of the Mortgaged Properties of the Group 3 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	64	$43,302,778.91	82.54%	$676,605.92	782	73.01%
Colorado	1	999,990.00	1.91	999,990.00	775	47.62
Florida	2	496,307.76	0.95	248,153.88	759	79.99
Georgia	1	584,000.00	1.11	584,000.00	755	80.00
Illinois	2	2,500,000.00	4.77	1,250,000.00	761	63.14
Maryland	1	570,000.00	1.09	570,000.00	811	60.64
Missouri	1	716,527.72	1.37	716,527.72	776	79.96
Nevada	1	575,600.00	1.10	575,600.00	776	79.90
New Jersey	1	1,221,000.00	2.33	1,221,000.00	750	75.84
Texas	1	567,475.00	1.08	567,475.00	782	76.69
Virginia	1	479,200.00	0.91	479,200.00	790	80.00
Washington	1	451,992.00	0.86	451,992.00	782	80.00
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, no more than approximately 3.90% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
150,000.01 - 200,000.00	1	$189,639.11	0.36%	$189,639.11	771	80.00%
300,000.01 - 350,000.00	1	306,668.65	0.58	306,668.65	751	79.99
350,000.01 - 400,000.00	1	398,820.18	0.76	398,820.18	790	70.80
400,000.01 - 450,000.00	5	2,206,900.00	4.21	441,380.00	777	72.73
450,000.01 - 500,000.00	14	6,731,132.60	12.83	480,795.19	785	77.58
500,000.01 - 550,000.00	9	4,732,649.28	9.02	525,849.92	780	75.30
550,000.01 - 600,000.00	10	5,729,099.06	10.92	572,909.91	779	73.83
600,000.01 - 650,000.00	4	2,511,100.00	4.79	627,775.00	781	75.40
650,000.01 - 700,000.00	3	1,989,646.79	3.79	663,215.60	784	73.98
700,000.01 - 750,000.00	7	5,061,527.72	9.65	723,075.39	779	76.71
750,000.01 - 800,000.00	2	1,582,000.00	3.02	791,000.00	768	77.62
800,000.01 - 850,000.00	4	3,333,000.00	6.35	833,250.00	778	66.33
850,000.01 - 900,000.00	2	1,778,700.00	3.39	889,350.00	789	58.05
900,000.01 - 950,000.00	2	1,859,000.00	3.54	929,500.00	779	78.15
950,000.01 - 1,000,000.00	6	5,955,988.00	11.35	992,664.67	789	68.10
1,000,000.01 - 1,500,000.00	5	6,099,000.00	11.62	1,219,800.00	777	70.46
1,500,000.01 - 2,000,000.00	1	2,000,000.00	3.81	2,000,000.00	755	59.70
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $681,362.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

Original Loan-To- Value Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
35.01 - 40.00	2	$1,750,000.00	3.34%	$875,000.00	796	36.84%
45.01 - 50.00	2	2,099,990.00	4.00	1,049,995.00	784	48.87
55.01 - 60.00	3	2,972,151.53	5.67	990,717.18	765	59.46
60.01 - 65.00	4	2,634,724.50	5.02	658,681.13	780	62.16
65.01 - 70.00	9	6,768,346.31	12.90	752,038.48	783	68.29
70.01 - 75.00	7	4,077,319.22	7.77	582,474.17	781	73.26
75.01 - 80.00	50	32,162,339.83	61.30	643,246.80	779	78.77
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 72.47%.

Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.251 - 5.500	2	$1,092,475.00	2.08%	$546,237.50	785	77.49%
5.501 - 5.750	3	2,403,000.00	4.58	801,000.00	778	74.01
5.751 - 6.000	19	13,531,743.22	25.79	712,197.01	777	72.30
6.001 - 6.250	21	14,934,708.22	28.47	711,176.58	785	69.20
6.251 - 6.500	22	14,817,724.77	28.24	673,532.94	775	74.70
6.501 - 6.750	7	3,873,068.65	7.38	553,295.52	775	79.60
6.751 - 7.000	2	1,242,151.53	2.37	621,075.77	796	62.67
7.001 - 7.250	1	570,000.00	1.09	570,000.00	811	60.64
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 3 Mortgage Loans is expected to be approximately 6.211% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Gross Margins of the Group 3 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.250	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 3 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10.251 - 10.500	2	$1,092,475.00	2.08%	$546,237.50	785	77.49%
10.501 - 10.750	3	2,403,000.00	4.58	801,000.00	778	74.01
10.751 - 11.000	19	13,531,743.22	25.79	712,197.01	777	72.30
11.001 - 11.250	21	14,934,708.22	28.47	711,176.58	785	69.20
11.251 - 11.500	22	14,817,724.77	28.24	673,532.94	775	74.70
11.501 - 11.750	7	3,873,068.65	7.38	553,295.52	775	79.60
11.751 - 12.000	2	1,242,151.53	2.37	621,075.77	796	62.67
12.001 - 12.250	1	570,000.00	1.09	570,000.00	811	60.64
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 11.211% per annum.

First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
May 1, 2011	1	$398,820.18	0.76%	$398,820.18	790	70.80%
July 1, 2011	2	1,183,499.28	2.26	591,749.64	794	64.04
September 1, 2011	12	7,439,663.61	14.18	619,971.97	780	72.72
October 1, 2011	34	24,142,221.32	46.02	710,065.33	779	73.27
November 1, 2011	28	19,300,667.00	36.79	689,309.54	780	71.91
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average number of months to the first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Remaining Terms of the Group 3 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
341 - 360	73	$50,575,883.28	96.40%	$692,820.32	780	72.63%
over 360	4	1,888,988.11	3.60	472,247.03	786	68.05
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 363 months.

Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
801 - 850	6	$3,835,999.00	7.31%	$639,333.17	808	72.54%
751 - 800	69	46,842,872.83	89.28	678,882.21	779	72.42
701 - 750	2	1,785,999.56	3.40	892,999.78	750	73.44
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Original Debt-to-Income Ratio of Mortgagors of the Group 3 Mortgage Loans (1)

Original Debt-to- Income Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	3	$2,017,475.00	3.85%	$672,491.67	786	56.54%
20.01 - 25.00	5	3,607,517.72	6.88	721,503.54	778	68.67
25.01 - 30.00	5	4,415,999.00	8.42	883,199.80	771	74.36
30.01 - 35.00	9	7,585,668.65	14.46	842,852.07	767	66.94
35.01 - 40.00	13	9,338,990.04	17.80	718,383.85	784	77.02
40.01 - 45.00	25	13,933,377.02	26.56	557,335.08	781	75.90
45.01 - 50.00	12	8,218,692.43	15.67	684,891.04	785	73.83
50.01 - 55.00	4	2,815,000.00	5.37	703,750.00	784	67.20
55.01 - 60.00	1	532,151.53	1.01	532,151.53	797	58.57
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 38.09%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Months Since Origination of the Group 3 Mortgage Loans (1)

Months Since Origination	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 - 6	76	$52,066,051.21	99.24%	$685,079.62	780	72.48%
7 - 12	1	398,820.18	0.76	398,820.18	790	70.80
Total:	77	$52,464,871.39	100.00%	$681,361.97	780	72.47%

(1)	As of the Cut-off Date, the weighted average months since origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Loan Group 4 Collateral Summary
Description of the Mortgage Loans

The Group 4 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.68% of the Mortgage Loans require only the payment of interest until the 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.125% to 11.875%. The effective minimum interest rate for the Group 4 Mortgage Loans will be each Mortgage Loan’s Gross Margin.

Borrowers are permitted to prepay their Group 4 Mortgage Loans, in whole or in part, at any time without penalty.
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance	$67,438,238
Total Number of Loans	108
Average Loan Principal Balance	$624,428		$48,450 to $2,000,000
WA Gross Coupon	6.270%		5.125% to 6.875%
WA FICO	716		624 to 813
WA Original Term	369 months		360 to 480 months
WA Remaining Term	369 months		358 to 480 months
WA OLTV	73.82%		35.36% to 95.00%
WA DTI	36.55%		7.10% to 58.80%
WA Months to First Rate Adjustment Date	84 months		77 to 84 months
WA Gross Margin	2.250%		2.250%
WA Rate Ceiling	11.270%		10.125% to 11.875%
Geographic Concentration of Mortgaged Properties	CA	53.53%
(Top 5 States) based on the Aggregate Stated Principal	IL	7.16%
Balance	SC	7.01%
	FL	3.95%
	NY	3.12%
Percentage of Mortgage Loans Covered by PMI Policies	4.66%
Percentage of Buydown Loans	0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	97	$60,004,207.43	88.98%	$618,600.08	714	74.43%
Second Home	8	5,037,030.56	7.47	629,628.82	739	64.56
Investor Property	3	2,397,000.00	3.55	799,000.00	723	77.79
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 4 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	67	$42,749,767.29	63.39%	$638,056.23	717	74.40%
PUD	24	16,787,611.44	24.89	699,483.81	703	71.39
Condominium	16	7,237,109.26	10.73	452,319.33	734	75.87
4-Family	1	663,750.00	0.98	663,750.00	738	75.00
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

Mortgage Loan Purpose of the Group 4 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	48	$29,174,212.03	43.26%	$607,796.08	728	75.80%
Refinance-Cashout	35	22,280,633.88	33.04	636,589.54	704	75.03
Refinance-Rate/Term	25	15,983,392.08	23.70	639,335.68	709	68.50
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Geographical Distribution of the Mortgaged Properties of the Group 4 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	1	$1,350,000.01	2.00%	$1,350,000.01	703	77.14%
California	56	36,099,728.83	53.53	644,638.01	728	74.81
Colorado	2	1,999,900.00	2.97	999,950.00	667	65.65
Connecticut	2	1,224,500.00	1.82	612,250.00	751	70.66
Florida	5	2,665,920.76	3.95	533,184.15	655	78.42
Georgia	1	465,500.00	0.69	465,500.00	813	75.08
Hawaii	1	428,095.08	0.63	428,095.08	805	46.32
Idaho	1	463,600.00	0.69	463,600.00	772	80.00
Illinois	7	4,829,597.97	7.16	689,942.57	711	77.15
Maryland	2	1,160,000.00	1.72	580,000.00	689	61.52
Massachusetts	2	1,070,400.00	1.59	535,200.00	695	80.00
Missouri	2	613,450.00	0.91	306,725.00	685	68.72
Nevada	2	1,254,698.91	1.86	627,349.46	746	75.43
New Hampshire	1	486,000.00	0.72	486,000.00	626	79.93
New Jersey	2	1,211,000.00	1.80	605,500.00	712	79.52
New Mexico	1	1,000,000.00	1.48	1,000,000.00	681	80.00
New York	4	2,104,545.09	3.12	526,136.27	681	76.12
North Carolina	1	119,700.00	0.18	119,700.00	643	95.00
Pennsylvania	1	98,324.72	0.15	98,324.72	780	80.00
South Carolina	7	4,724,136.57	7.01	674,876.65	683	58.49
Texas	2	658,485.96	0.98	329,242.98	696	84.13
Virginia	1	921,000.00	1.37	921,000.00	727	70.85
Washington	3	1,210,214.61	1.79	403,404.87	666	77.78
Wisconsin	1	1,279,439.48	1.90	1,279,439.48	799	80.00
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, no more than approximately 3.35% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	1	$48,450.00	0.07%	$48,450.00	639	95.00%
50,000.01 - 100,000.00	1	98,324.72	0.15	98,324.72	780	80.00
100,000.01 - 150,000.00	2	245,575.00	0.36	122,787.50	645	95.00
150,000.01 - 200,000.00	3	519,500.57	0.77	173,166.86	743	85.23
250,000.01 - 300,000.00	4	1,135,047.70	1.68	283,761.93	693	74.05
350,000.01 - 400,000.00	4	1,541,795.57	2.29	385,448.89	701	76.89
400,000.01 - 450,000.00	10	4,333,995.08	6.43	433,399.51	712	67.11
450,000.01 - 500,000.00	12	5,783,247.92	8.58	481,937.33	686	74.10
500,000.01 - 550,000.00	11	5,704,600.00	8.46	518,600.00	721	75.74
550,000.01 - 600,000.00	17	9,768,160.00	14.48	574,597.65	706	74.43
600,000.01 - 650,000.00	9	5,638,201.94	8.36	626,466.88	741	80.02
650,000.01 - 700,000.00	4	2,683,500.00	3.98	670,875.00	711	75.00
700,000.01 - 750,000.00	6	4,362,000.00	6.47	727,000.00	724	77.29
750,000.01 - 800,000.00	3	2,363,000.00	3.50	787,666.67	706	77.15
800,000.01 - 850,000.00	2	1,670,000.00	2.48	835,000.00	749	73.89
850,000.01 - 900,000.00	4	3,480,500.00	5.16	870,125.00	697	71.99
900,000.01 - 950,000.00	2	1,862,000.00	2.76	931,000.00	723	72.94
950,000.01 - 1,000,000.00	6	5,965,000.00	8.85	994,166.67	702	64.79
1,000,000.01 - 1,500,000.00	6	8,235,339.49	12.21	1,372,556.58	722	74.53
1,500,000.01 - 2,000,000.00	1	2,000,000.00	2.97	2,000,000.00	808	67.45
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $624,428.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

Original Loan-To- Value Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
35.01 - 40.00	1	$990,000.00	1.47%	$990,000.00	641	35.36%
40.01 - 45.00	2	925,000.00	1.37	462,500.00	695	41.90
45.01 - 50.00	2	1,290,595.08	1.91	645,297.54	727	47.39
50.01 - 55.00	3	2,010,000.00	2.98	670,000.00	746	51.58
55.01 - 60.00	3	1,245,698.91	1.85	415,232.97	717	58.68
60.01 - 65.00	2	1,801,500.00	2.67	900,750.00	683	62.99
65.01 - 70.00	12	8,628,586.57	12.79	719,048.88	738	67.96
70.01 - 75.00	17	13,141,134.73	19.49	773,007.93	707	73.87
75.01 - 80.00	57	34,262,304.74	50.81	601,093.07	717	79.31
80.01 - 85.00	2	905,447.00	1.34	452,723.50	655	83.80
85.01 - 90.00	3	1,762,660.00	2.61	587,553.33	716	89.30
90.01 - 95.00	4	475,310.96	0.70	118,827.74	694	95.00
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 73.82%.

Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.250	2	$1,820,000.00	2.70%	$910,000.00	761	64.34%
5.251 - 5.500	4	2,192,000.00	3.25	548,000.00	688	67.22
5.501 - 5.750	5	3,032,000.00	4.50	606,400.00	698	76.16
5.751 - 6.000	15	10,169,947.92	15.08	677,996.53	732	73.23
6.001 - 6.250	22	13,449,395.08	19.94	611,336.14	709	74.39
6.251 - 6.500	35	24,680,427.38	36.60	705,155.07	719	74.72
6.501 - 6.750	22	10,774,276.85	15.98	489,739.86	712	72.82
6.751 - 7.000	3	1,320,190.76	1.96	440,063.59	656	82.31
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 4 Mortgage Loans is expected to be approximately 6.270% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Gross Margins of the Group 4 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.250	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 4 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.250	2	$1,820,000.00	2.70%	$910,000.00	761	64.34%
10.251 - 10.500	4	2,192,000.00	3.25	548,000.00	688	67.22
10.501 - 10.750	5	3,032,000.00	4.50	606,400.00	698	76.16
10.751 - 11.000	15	10,169,947.92	15.08	677,996.53	732	73.23
11.001 - 11.250	22	13,449,395.08	19.94	611,336.14	709	74.39
11.251 - 11.500	35	24,680,427.38	36.60	705,155.07	719	74.72
11.501 - 11.750	22	10,774,276.85	15.98	489,739.86	712	72.82
11.751 - 12.000	3	1,320,190.76	1.96	440,063.59	656	82.31
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 11.270% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
April 1, 2013	1	$398,795.76	0.59%	$398,795.76	653	78.43%
July 1, 2013	1	275,530.76	0.41	275,530.76	651	75.00
August 1, 2013	4	1,188,998.88	1.76	297,249.72	693	80.00
September 1, 2013	3	1,037,023.63	1.54	345,674.54	732	74.47
October 1, 2013	30	18,677,761.88	27.70	622,592.06	714	72.50
November 1, 2013	69	45,860,127.08	68.00	664,639.52	718	74.13
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average number of months to the first Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 84 months.

Remaining Terms of the Group 4 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
341 - 360	97	$62,164,937.63	92.18%	$640,875.65	714	73.48%
over 360	11	5,273,300.36	7.82	479,390.94	737	77.74
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 369 months.

Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
801 - 850	4	$3,893,595.08	5.77%	$973,398.77	810	61.94%
751 - 800	22	13,427,437.58	19.91	610,338.07	777	77.03
701 - 750	26	16,346,782.77	24.24	628,722.41	724	76.66
651 - 700	47	29,469,147.56	43.70	627,003.14	682	72.99
601 - 650	9	4,301,275.00	6.38	477,919.44	638	69.38
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Debt-to-Income Ratio of Mortgagors of the Group 4 Mortgage Loans (1)

Original Debt-to- Income Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	1	$1,500,000.00	2.22%	$1,500,000.00	791	73.82%
15.01 - 20.00	3	2,057,200.00	3.05	685,733.33	710	77.50
20.01 - 25.00	6	4,659,000.00	6.91	776,500.00	723	65.70
25.01 - 30.00	8	4,637,119.81	6.88	579,639.98	682	74.44
30.01 - 35.00	24	12,947,044.42	19.2	539,460.18	717	76.70
35.01 - 40.00	23	16,445,495.89	24.39	715,021.56	710	73.94
40.01 - 45.00	21	13,371,995.77	19.83	636,761.70	706	71.69
45.01 - 50.00	14	7,672,849.14	11.38	548,060.65	737	76.81
50.01 - 55.00	4	2,070,482.96	3.07	517,620.74	705	81.49
55.01 - 60.00	4	2,077,050.00	3.08	519,262.50	766	62.94
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 36.55%.

Months Since Origination of the Group 4 Mortgage Loans (1)

Months Since Origination	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 - 6	107	$67,039,442.23	99.41%	$626,536.84	716	73.79%
7 - 12	1	398,795.76	0.59	398,795.76	653	78.43
Total:	108	$67,438,237.99	100.00%	$624,428.13	716	73.82%

(1)	As of the Cut-off Date, the weighted average months since origination of the Group 4 Mortgage Loans is expected to be approximately 1 month.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Loan Group 5 Collateral Summary
Description of the Mortgage Loans

The Group 5 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 83.74% of the Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 12.250%. The effective minimum interest rate for the Group 5 Mortgage Loans will be each Mortgage Loan’s Gross Margin.

Borrowers are permitted to prepay their Group 5 Mortgage Loans, in whole or in part, at any time without penalty.
The approximate collateral statistics for the Group 5 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance	$84,919,292
Total Number of Loans	128
Average Loan Principal Balance	$663,432		$99,566 to $1,762,000
WA Gross Coupon	6.378%		5.250% to 7.250%
WA FICO	728		632 to 803
WA Original Term	363 months		360 to 480 months
WA Remaining Term	362 months		348 to 479 months
WA OLTV	72.88%		20.73% to 85.00%
WA DTI	34.25%		7.57% to 54.50%
WA Months to First Rate Adjustment Date	119 months		108 to 120 months
WA Gross Margin	2.250%		2.250%
WA Rate Ceiling	11.394%		10.250% to 12.250%
Geographic Concentration of Mortgaged Properties	CA	55.57%
(Top 5 States) based on the Aggregate Stated Principal	FL	7.55%
Balance	MD	4.75%
	IL	4.49%
	NJ	4.13%
Percentage of Mortgage Loans Covered by PMI Policies	0.50%
Percentage of Buydown Loans	0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Occupancy of Mortgaged Properties of the Group 5 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	113	$74,255,757.79	87.44%	$657,130.60	724	73.13%
Second Home	12	9,349,132.94	11.01	779,094.41	761	72.23
Investor Property	3	1,314,401.47	1.55	438,133.82	759	63.41
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 5 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	75	$49,931,777.77	58.80%	$665,757.04	724	74.03%
PUD	30	21,159,863.59	24.92	705,328.79	732	70.15
Condominium	14	9,207,194.26	10.84	657,656.73	744	76.63
2-Family	4	2,420,301.47	2.85	605,075.37	713	60.53
4-Family	2	1,349,000.00	1.59	674,500.00	769	65.07
Townhouse	3	851,155.11	1.00	283,718.37	698	80.00
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

Mortgage Loan Purpose of the Group 5 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	64	$39,512,778.53	46.53%	$617,387.16	737	76.56%
Refinance-Cashout	31	24,759,355.29	29.16	798,688.88	735	69.31
Refinance-Rate/Term	33	20,647,158.38	24.31	625,671.47	704	70.10
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Geographical Distribution of the Mortgaged Properties of the Group 5 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	1	$106,440.52	0.13%	$106,440.52	726	80.00%
Arizona	3	2,711,749.96	3.19	903,916.65	705	68.53
California	67	47,190,183.41	55.57	704,331.10	722	71.25
Colorado	5	3,236,681.99	3.81	647,336.40	771	68.13
Dist. of Columbia	2	2,136,000.00	2.52	1,068,000.00	761	76.49
Florida	11	6,412,632.28	7.55	582,966.57	704	75.13
Georgia	2	887,560.00	1.05	443,780.00	748	80.00
Illinois	4	3,808,779.58	4.49	952,194.90	775	73.73
Kansas	1	101,672.37	0.12	101,672.37	713	80.00
Maryland	5	4,031,097.45	4.75	806,219.49	719	78.51
Massachusetts	1	496,000.00	0.58	496,000.00	738	80.00
Nevada	1	554,000.00	0.65	554,000.00	802	61.62
New Jersey	5	3,503,914.27	4.13	700,782.85	750	76.72
New Mexico	1	480,000.00	0.57	480,000.00	739	80.00
New York	2	2,100,000.00	2.47	1,050,000.00	744	76.73
North Carolina	4	1,050,639.50	1.24	262,659.88	703	79.59
Oregon	1	142,554.63	0.17	142,554.63	780	80.00
Pennsylvania	1	988,000.00	1.16	988,000.00	773	80.00
South Carolina	2	250,190.49	0.29	125,095.25	724	80.00
Tennessee	1	517,900.00	0.61	517,900.00	670	78.72
Texas	2	929,837.10	1.09	464,918.55	775	80.00
Utah	1	1,000,000.00	1.18	1,000,000.00	801	54.79
Virginia	2	838,936.00	0.99	419,468.00	690	81.14
Washington	2	964,522.65	1.14	482,261.33	692	80.00
Wisconsin	1	480,000.00	0.57	480,000.00	680	80.00
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, no more than approximately 2.95% of the Group 5 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Loan Principal Balances of the Group 5 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01 - 100,000.00	1	$99,566.22	0.12%	$99,566.22	738	80.00%
100,000.01 - 150,000.00	7	859,788.91	1.01	122,826.99	741	80.00
150,000.01 - 200,000.00	3	537,127.69	0.63	179,042.56	748	57.68
200,000.01 - 250,000.00	2	470,217.36	0.55	235,108.68	702	74.35
250,000.01 - 300,000.00	5	1,427,636.56	1.68	285,527.31	734	74.03
300,000.01 - 350,000.00	2	654,420.10	0.77	327,210.05	706	80.00
350,000.01 - 400,000.00	1	350,747.40	0.41	350,747.40	744	80.00
400,000.01 - 450,000.00	9	3,881,412.63	4.57	431,268.07	728	76.34
450,000.01 - 500,000.00	15	7,184,105.31	8.46	478,940.35	715	73.62
500,000.01 - 550,000.00	15	7,906,907.30	9.31	527,127.15	702	68.42
550,000.01 - 600,000.00	10	5,851,529.52	6.89	585,152.95	710	71.32
600,000.01 - 650,000.00	10	6,285,745.91	7.40	628,574.59	716	75.36
650,000.01 - 700,000.00	6	4,014,000.00	4.73	669,000.00	684	76.48
700,000.01 - 750,000.00	5	3,657,000.00	4.31	731,400.00	740	78.05
750,000.01 - 800,000.00	6	4,631,800.01	5.45	771,966.67	738	72.51
800,000.01 - 850,000.00	1	840,000.00	0.99	840,000.00	759	80.00
850,000.01 - 900,000.00	1	890,547.00	1.05	890,547.00	645	57.45
900,000.01 - 950,000.00	1	948,000.00	1.12	948,000.00	679	54.17
950,000.01 - 1,000,000.00	10	9,941,900.00	11.71	994,190.00	741	67.77
1,000,000.01 - 1,500,000.00	17	22,724,840.28	26.76	1,336,755.31	749	74.87
1,500,000.01 - 2,000,000.00	1	1,762,000.00	2.07	1,762,000.00	771	73.42
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Group 5 Mortgage Loans is expected to be approximately $663,432.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Loan-To-Value Ratios of the Group 5 Mortgage Loans (1)

Original Loan-To- Value Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.01 - 25.00	1	$197,806.20	0.23%	$197,806.20	775	20.73%
45.01 - 50.00	5	3,133,007.30	3.69	626,601.46	723	48.51
50.01 - 55.00	6	5,237,529.52	6.17	872,921.59	744	54.15
55.01 - 60.00	7	4,164,447.00	4.90	594,921.00	693	58.33
60.01 - 65.00	3	1,739,000.00	2.05	579,666.67	737	63.28
65.01 - 70.00	14	9,432,991.63	11.11	673,785.12	721	67.79
70.01 - 75.00	16	15,642,205.51	18.42	977,637.84	727	73.88
75.01 - 80.00	75	44,949,855.04	52.93	599,331.40	732	79.31
80.01 - 85.00	1	422,450.00	0.50	422,450.00	676	85.00
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately 72.88%.

Current Mortgage Interest Rates of the Group 5 Mortgage Loans (1)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.250	1	$732,000.00	0.86%	$732,000.00	735	78.71%
5.501 - 5.750	5	2,105,861.62	2.48	421,172.32	726	74.09
5.751 - 6.000	11	6,385,721.45	7.52	580,520.13	736	70.94
6.001 - 6.250	32	22,304,274.07	26.27	697,008.56	732	73.58
6.251 - 6.500	51	36,003,490.08	42.40	705,950.79	724	71.69
6.501 - 6.750	16	11,064,002.90	13.03	691,500.18	748	76.18
6.751 - 7.000	10	5,548,042.84	6.53	554,804.28	695	72.42
7.001 - 7.250	2	775,899.24	0.91	387,949.62	699	71.39
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average current mortgage interest rate of the Group 5 Mortgage Loans is expected to be approximately 6.378% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Gross Margins of the Group 5 Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.250	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 5 Mortgage Loans is expected to be approximately 2.250% per annum.

Rate Ceilings of the Group 5 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.250	1	$732,000.00	0.86%	$732,000.00	735	78.71%
10.501 - 10.750	5	2,105,861.62	2.48	421,172.32	726	74.09
10.751 - 11.000	10	5,397,721.45	6.36	539,772.15	730	69.28
11.001 - 11.250	32	22,304,274.07	26.27	697,008.56	732	73.58
11.251 - 11.500	51	36,003,490.08	42.40	705,950.79	724	71.69
11.501 - 11.750	16	11,064,002.90	13.03	691,500.18	748	76.18
11.751 - 12.000	10	5,548,042.84	6.53	554,804.28	695	72.42
12.001 - 12.250	3	1,763,899.24	2.08	587,966.41	741	76.21
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average Rate Ceiling of the Group 5 Mortgage Loans is expected to be approximately 11.394% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

First Rate Adjustment Date of the Group 5 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
November 1, 2015	2	$546,440.48	0.64%	$273,220.24	742	80.00%
December 1, 2015	4	740,942.24	0.87	185,235.56	728	64.18
January 1, 2016	3	408,041.97	0.48	136,013.99	743	80.00
March 1, 2016	3	996,504.81	1.17	332,168.27	694	74.70
April 1, 2016	1	274,224.79	0.32	274,224.79	733	80.00
June 1, 2016	2	243,634.05	0.29	121,817.03	756	80.00
July 1, 2016	2	504,584.50	0.59	252,292.25	739	80.00
August 1, 2016	2	696,046.00	0.82	348,023.00	711	78.34
September 1, 2016	2	1,284,450.30	1.51	642,225.15	754	80.00
October 1, 2016	61	43,786,179.06	51.56	717,806.21	715	74.05
November 1, 2016	46	35,438,244.00	41.73	770,396.61	744	70.80
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average number of months to the first Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 119 months.

Remaining Terms of the Group 5 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
341 - 360	122	$82,960,239.30	97.69%	$680,001.96	729	72.84%
over 360	6	1,959,052.90	2.31	326,508.82	700	74.64
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 5 Mortgage Loans is expected to be approximately 362 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Credit Scoring of Mortgagors of the Group 5 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
801 - 850	3	$2,616,779.58	3.08%	$872,259.86	802	61.07%
751 - 800	35	27,760,870.30	32.69	793,167.72	777	74.06
701 - 750	43	24,631,939.38	29.01	572,835.80	731	73.95
651 - 700	43	27,332,626.42	32.19	635,642.47	678	72.80
601 - 650	4	2,577,076.52	3.03	644,269.13	640	62.66
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Original Debt-to-Income Ratio of Mortgagors of the Group 5 Mortgage Loans (1)

Original Debt-to- Income Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	3	$3,640,000.00	4.29%	$1,213,333.33	745	72.39%
10.01 - 15.00	2	1,554,000.00	1.83	777,000.00	730	69.63
15.01 - 20.00	4	2,925,279.58	3.44	731,319.90	721	66.56
20.01 - 25.00	9	6,356,037.10	7.48	706,226.34	758	76.10
25.01 - 30.00	16	9,805,803.00	11.55	612,862.69	729	68.76
30.01 - 35.00	20	13,880,700.52	16.35	694,035.03	732	76.43
35.01 - 40.00	31	20,056,362.67	23.62	646,979.44	720	71.80
40.01 - 45.00	25	16,210,159.87	19.09	648,406.39	724	72.42
45.01 - 50.00	13	7,799,389.50	9.18	599,953.04	721	73.60
50.01 - 55.00	5	2,691,559.96	3.17	538,311.99	731	80.00
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Group 5 Mortgage Loans is expected to be approximately 34.25%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Months Since Origination of the Group 5 Mortgage Loans (1)

Months Since Origination	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 - 6	114	$80,965,137.91	95.34%	$710,220.51	728	72.74%
7 - 12	12	3,407,713.81	4.01	283,976.15	733	75.01
13 - 18	2	546,440.48	0.64	273,220.24	742	80.00
Total:	128	$84,919,292.20	100.00%	$663,431.97	728	72.88%

(1)	As of the Cut-off Date, the weighted average months since origination of the Group 5 Mortgage Loans is expected to be approximately 2 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Loan Pool II Collateral Summary (Loan Groups 3, 4 and 5)
Description of the Mortgage Loans

The Pool II Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 5,7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 80.02% of the Pool II Mortgage Loans require only the payment of interest until the 61st, 85th or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal and available as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.125% to 12.250%. The effective minimum interest rate for substantially all of the Pool II Mortgage Loans will be each Mortgage Loan’s Gross Margin.

Borrowers are permitted to prepay their Pool II Mortgage Loans, in whole or in part, at any time without penalty.
The approximate collateral statistics for the Pool II Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance	$204,822,402
Total Number of Loans	313
Average Loan Principal Balance	$654,385		$48,450 to $2,000,000
WA Gross Coupon	6.300		5.125% to 7.250%
WA FICO	737		624 to 813
WA Original Term	365 months		360 to 480 months
WA Remaining Term	365 months		348 to 480 months
WA OLTV	73.08%		20.73% to 95.00%
WA DTI	35.99%		7.10% to 58.80%
WA Months to First Rate Adjustment Date	92 months		54 to 120 months
WA Gross Margin	2.250%		2.250%
WA Rate Ceiling	11.306%		10.125% to 12.250%
Geographic Concentration of Mortgaged Properties	CA	61.81%
(Top 5 States) based on the Aggregate Stated Principal	IL	5.44%
Balance	FL	4.67%
	CO	3.04%
	NJ	2.90%
Percentage of Mortgage Loans Covered by PMI Policies	1.74%
Percentage of Buydown Loans	0.00%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Occupancy of Mortgaged Properties of the Pool II Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	270	$175,415,898.22	85.64%	$649,688.51	734	73.52%
Second Home	28	20,080,163.50	9.80	717,148.70	759	69.52
Investor Property	15	9,326,339.86	4.55	621,755.99	762	72.47
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Pool II Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	191	$127,819,284.63	62.40%	$669,210.91	737	73.79%
PUD	68	47,291,758.28	23.09	695,467.03	731	71.37
Condominium	39	21,275,832.63	10.39	545,534.17	747	74.62
2-Family	7	4,521,453.00	2.21	645,921.86	752	65.45
4-Family	4	2,664,097.75	1.30	666,024.44	767	68.38
Townhouse	4	1,249,975.29	0.61	312,493.82	728	77.06
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

Mortgage Loan Purpose of the Pool II Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut-Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	150	$91,855,450.14	44.85%	$612,369.67	746	75.60%
Refinance-Rate/Term	84	62,752,659.18	30.64	747,055.47	742	70.08
Refinance-Cashout	79	50,214,292.26	24.52	635,623.95	716	72.22
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Geographical Distribution of the Mortgaged Properties of the Pool II Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	1	$106,440.52	0.05%	$106,440.52	726	80.00%
Arizona	4	4,061,749.97	1.98	1,015,437.49	705	71.39
California	187	126,592,691.15	61.81	676,966.26	744	72.87
Colorado	8	6,236,571.99	3.04	779,571.50	739	64.05
Connecticut	2	1,224,500.00	0.60	612,250.00	751	70.66
Dist. of Columbia	2	2,136,000.00	1.04	1,068,000.00	761	76.49
Florida	18	9,574,860.80	4.67	531,936.71	693	76.30
Georgia	4	1,937,060.00	0.95	484,265.00	766	78.82
Hawaii	1	428,095.08	0.21	428,095.08	805	46.32
Idaho	1	463,600.00	0.23	463,600.00	772	80.00
Illinois	13	11,138,377.55	5.44	856,798.27	744	72.84
Kansas	1	101,672.37	0.05	101,672.37	713	80.00
Maryland	8	5,761,097.45	2.81	720,137.18	722	73.32
Massachusetts	3	1,566,400.00	0.76	522,133.33	709	80.00
Missouri	3	1,329,977.72	0.65	443,325.91	734	74.78
Nevada	4	2,384,298.91	1.16	596,074.73	766	73.30
New Hampshire	1	486,000.00	0.24	486,000.00	626	79.93
New Jersey	8	5,935,914.27	2.90	741,989.28	742	77.11
New Mexico	2	1,480,000.00	0.72	740,000.00	700	80.00
New York	6	4,204,545.09	2.05	700,757.52	713	76.43
North Carolina	5	1,170,339.50	0.57	234,067.90	697	81.17
Oregon	1	142,554.63	0.07	142,554.63	780	80.00
Pennsylvania	2	1,086,324.72	0.53	543,162.36	774	80.00
South Carolina	9	4,974,327.06	2.43	552,703.01	685	59.57
Tennessee	1	517,900.00	0.25	517,900.00	670	78.72
Texas	5	2,155,798.06	1.05	431,159.61	753	80.39
Utah	1	1,000,000.00	0.49	1,000,000.00	801	54.79
Virginia	4	2,239,136.00	1.09	559,784.00	727	76.66
Washington	6	2,626,729.26	1.28	437,788.21	696	78.98
Wisconsin	2	1,759,439.48	0.86	879,719.74	767	80.00
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, no more than approximately 1.22% of the Pool II Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Loan Principal Balances of the Pool II Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	1	$48,450.00	0.02%	$48,450.00	639	95.00%
50,000.01 - 100,000.00	2	197,890.94	0.10	98,945.47	759	80.00
100,000.01 - 150,000.00	9	1,105,363.91	0.54	122,818.21	720	83.33
150,000.01 - 200,000.00	7	1,246,267.37	0.61	178,038.20	750	72.56
200,000.01 - 250,000.00	2	470,217.36	0.23	235,108.68	702	74.35
250,000.01 - 300,000.00	9	2,562,684.26	1.25	284,742.70	716	74.04
300,000.01 - 350,000.00	3	961,088.75	0.47	320,362.92	721	80.00
350,000.01 - 400,000.00	6	2,291,363.15	1.12	381,893.86	723	76.31
400,000.01 - 450,000.00	24	10,422,307.71	5.09	434,262.82	732	71.74
450,000.01 - 500,000.00	41	19,698,485.83	9.62	480,450.87	730	75.12
500,000.01 - 550,000.00	35	18,344,156.58	8.96	524,118.76	728	72.47
550,000.01 - 600,000.00	37	21,348,788.58	10.42	576,994.29	727	73.42
600,000.01 - 650,000.00	23	14,435,047.85	7.05	627,610.78	737	77.19
650,000.01 - 700,000.00	13	8,687,146.79	4.24	668,242.06	715	75.45
700,000.01 - 750,000.00	18	13,080,527.72	6.39	726,695.98	750	77.28
750,000.01 - 800,000.00	11	8,576,800.01	4.19	779,709.09	735	74.73
800,000.01 - 850,000.00	7	5,843,000.00	2.85	834,714.29	767	70.46
850,000.01 - 900,000.00	7	6,149,747.00	3.00	878,535.29	716	65.85
900,000.01 - 950,000.00	5	4,669,000.00	2.28	933,800.00	737	71.20
950,000.01 - 1,000,000.00	22	21,862,888.00	10.67	993,767.64	743	67.05
1,000,000.01 - 1,500,000.00	28	37,059,179.77	18.09	1,323,542.13	748	74.07
1,500,000.01 - 2,000,000.00	3	5,762,000.00	2.81	1,920,666.67	778	66.59
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the average outstanding principal balance of the Pool II Mortgage Loans is expected to be approximately $654,385.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Original Loan-To-Value Ratios of the Pool II Mortgage Loans (1)

Original Loan-To- Value Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.01 - 25.00	1	$197,806.20	0.10%	$197,806.20	775	20.73%
35.01 - 40.00	3	2,740,000.00	1.34	913,333.33	740	36.31
40.01 - 45.00	2	925,000.00	0.45	462,500.00	695	41.90
45.01 - 50.00	9	6,523,592.38	3.18	724,843.60	744	48.40
50.01 - 55.00	9	7,247,529.52	3.54	805,281.06	745	53.44
55.01 - 60.00	13	8,382,297.44	4.09	644,792.11	722	58.78
60.01 - 65.00	9	6,175,224.50	3.01	686,136.06	740	62.72
65.01 - 70.00	35	24,829,924.51	12.12	709,426.41	744	67.99
70.01 - 75.00	40	32,860,659.46	16.04	821,516.49	726	73.80
75.01 - 80.00	182	111,374,499.61	54.38	611,947.80	741	79.15
80.01 - 85.00	3	1,327,897.00	0.65	442,632.33	662	84.18
85.01 - 90.00	3	1,762,660.00	0.86	587,553.33	716	89.30
90.01 - 95.00	4	475,310.96	0.23	118,827.74	694	95.00
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Pool II Mortgage Loans is expected to be approximately 73.08%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Current Mortgage Interest Rates of the Pool II Mortgage Loans (1)

Current Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.250	3	$2,552,000.00	1.25%	$850,666.67	753	68.46%
5.251 - 5.500	6	3,284,475.00	1.60	547,412.50	720	70.63
5.501 - 5.750	13	7,540,861.62	3.68	580,066.28	731	74.90
5.751 - 6.000	45	30,087,412.59	14.69	668,609.17	753	72.32
6.001 - 6.250	75	50,688,377.37	24.75	675,845.03	741	72.50
6.251 - 6.500	108	75,501,642.23	36.86	699,089.28	733	73.27
6.501 - 6.750	45	25,711,348.40	12.55	571,363.30	737	75.29
6.751 - 7.000	15	8,110,385.13	3.96	540,692.34	704	72.54
7.001 - 7.250	3	1,345,899.24	0.66	448,633.08	747	66.83
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average current mortgage interest rate of the Pool II Mortgage Loans is expected to be approximately 6.300% per annum.

Gross Margins of the Pool II Mortgage Loans (1)

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.250	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average Gross Margin of the Pool II Mortgage Loans is expected to be approximately 2.250% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Rate Ceilings of the Pool II Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.250	3	$2,552,000.00	1.25%	$850,666.67	753	68.46%
10.251 - 10.500	6	3,284,475.00	1.60	547,412.50	720	70.63
10.501 - 10.750	13	7,540,861.62	3.68	580,066.28	731	74.90
10.751 - 11.000	44	29,099,412.59	14.21	661,350.29	752	72.06
11.001 - 11.250	75	50,688,377.37	24.75	675,845.03	741	72.50
11.251 - 11.500	108	75,501,642.23	36.86	699,089.28	733	73.27
11.501 - 11.750	45	25,711,348.40	12.55	571,363.30	737	75.29
11.751 - 12.000	15	8,110,385.13	3.96	540,692.34	704	72.54
12.001 - 12.250	4	2,333,899.24	1.14	583,474.81	758	72.41
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average Rate Ceiling of the Pool II Mortgage Loans is expected to be approximately 11.306% per annum.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

First Rate Adjustment Date of the Pool II Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
May 1, 2011	1	$398,820.18	0.19%	$398,820.18	790	70.80%
July 1, 2011	2	1,183,499.28	0.58	591,749.64	794	64.04
September 1, 2011	12	7,439,663.61	3.63	619,971.97	780	72.72
October 1, 2011	34	24,142,221.32	11.79	710,065.33	779	73.27
November 1, 2011	28	19,300,667.00	9.42	689,309.54	780	71.91
April 1, 2013	1	398,795.76	0.19	398,795.76	653	78.43
July 1, 2013	1	275,530.76	0.13	275,530.76	651	75.00
August 1, 2013	4	1,188,998.88	0.58	297,249.72	693	80.00
September 1, 2013	3	1,037,023.63	0.51	345,674.54	732	74.47
October 1, 2013	30	18,677,761.88	9.12	622,592.06	714	72.50
November 1, 2013	69	45,860,127.08	22.39	664,639.52	718	74.13
November 1, 2015	2	546,440.48	0.27	273,220.24	742	80.00
December 1, 2015	4	740,942.24	0.36	185,235.56	728	64.18
January 1, 2016	3	408,041.97	0.20	136,013.99	743	80.00
March 1, 2016	3	996,504.81	0.49	332,168.27	694	74.70
April 1, 2016	1	274,224.79	0.13	274,224.79	733	80.00
June 1, 2016	2	243,634.05	0.12	121,817.03	756	80.00
July 1, 2016	2	504,584.50	0.25	252,292.25	739	80.00
August 1, 2016	2	696,046.00	0.34	348,023.00	711	78.34
September 1, 2016	2	1,284,450.30	0.63	642,225.15	754	80.00
October 1, 2016	61	43,786,179.06	21.38	717,806.21	715	74.05
November 1, 2016	46	35,438,244.00	17.30	770,396.61	744	70.80
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average number of months to the first Adjustment Date for the Pool II Mortgage Loans is expected to be approximately 92 months.

Remaining Terms of the Pool II Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
341 - 360	292	$195,701,060.21	95.55%	$670,209.11	737	72.99%
over 360	21	9,121,341.37	4.45	434,349.59	739	75.07
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Pool II Mortgage Loans is expected to be approximately 365 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Credit Scoring of Mortgagors of the Pool II Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
801 - 850	13	$10,346,373.66	5.05%	$795,874.90	807	65.65%
751 - 800	126	88,031,180.71	42.98	698,660.16	778	73.64
701 - 750	71	42,764,721.71	20.88	602,320.02	729	74.96
651 - 700	90	56,801,773.98	27.73	631,130.82	680	72.90
601 - 650	13	6,878,351.52	3.36	529,103.96	639	66.86
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Original Debt-to-Income Ratio of Mortgagors of the Pool II Mortgage Loans (1)

Original Debt-to- Income Ratios (%)	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	4	$5,140,000.00	2.51%	$1,285,000.00	758	72.81%
10.01 - 15.00	2	1,554,000.00	0.76	777,000.00	730	69.63
15.01 - 20.00	10	6,999,954.58	3.42	699,995.46	736	66.89
20.01 - 25.00	20	14,622,554.82	7.14	731,127.74	752	70.95
25.01 - 30.00	29	18,858,921.81	9.21	650,307.65	727	71.47
30.01 - 35.00	53	34,413,413.59	16.80	649,309.69	734	74.44
35.01 - 40.00	67	45,840,848.60	22.38	684,191.77	729	73.63
40.01 - 45.00	71	43,515,532.66	21.25	612,894.83	737	73.31
45.01 - 50.00	39	23,690,931.07	11.57	607,459.77	748	74.72
50.01 - 55.00	13	7,577,042.92	3.70	582,849.46	743	75.65
55.01 - 60.00	5	2,609,201.53	1.27	521,840.31	772	62.05
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average original Debt-to-Income Ratio of the Pool II Mortgage Loans is expected to be approximately 35.99%.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-I $975,124,000 (approximate) Shifting Interest Certificates

Months Since Origination of the Pool II Mortgage Loans (1)

Months Since Origination	Number Of Mortgage Loans	Aggregate Cut-Off Principal Balance	Percent of Aggregate Cut- Off Principal Balance	Average Cut-Off Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 - 6	297	$200,070,631.35	97.68%	$673,638.49	738	73.02%
7 - 12	14	4,205,329.75	2.05	300,380.70	731	74.93
13 - 18	2	546,440.48	0.27	273,220.24	742	80.00
Total:	313	$204,822,401.58	100.00%	$654,384.67	737	73.08%

(1)	As of the Cut-off Date, the weighted average months since origination of the Pool II Mortgage Loans is expected to be approximately 2 months.

Banc of America Securities LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the “Underwriter”) makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.